                                                                    Exhibit 99.1

                              AGREEMENT FOR SALE
                              ------------------

     THIS AGREEMENT FOR SALE ("Agreement") is dated as of July __, 2001 (the
                               ---------
"Effective Date"), by and between CPG PARTNERS, L.P., a Delaware limited
 --------------
partnership ("Buyer"), and KONOVER PROPERTY TRUST, INC., a Maryland corporation
              -----
("Konover"), KPT PROPERTIES, L.P., a Delaware limited partnership ("KPT"), KPT
  -------                                                           ---
REMIC LOAN LLC, a Delaware limited liability company ("REMIC"), KPT MORTGAGE
                                                       -----
LLC, a Delaware limited liability company ("KPT Mortgage"), and SMITHFIELD KPT
                                                --------
LLC, a Delaware limited liability company ("Smithfield") (individually, a
                                            ----------
"Seller", and collectively, "Sellers").
 ------                      -------

     IN CONSIDERATION of the respective agreements hereinafter set forth, Sellers and Buyer agree as follows:

     1.   Properties Included in Sale.
          ---------------------------

          1.1 Each Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from each Seller, subject to the terms and conditions set forth herein, all of such Seller's right, title and interest in and to the following (individually referred to as a "Property" and collectively referred to
                                          --------
as "Properties"):
    ----------

               (a)  All of the Properties listed on Exhibit A as the "REMIC
                                                    ---------         -----
Properties" (i) owned by REMIC and located on that certain real property more
----------
particularly described on Exhibits A-1 through A-17 (the "REMIC Fee
                          ------------         ----       ---------
Properties"), and (ii) ground leased by REMIC and located in Iowa, LA, as more
----------
particularly described on Exhibit A-18 (the "REMIC Ground Lease Property").
                          ------------       ---------------------------

               (b)  All of the Properties listed on Exhibit B as the "CapMark
                                                    ---------         -------
Properties" (i) owned by KPT Mortgage and located on that certain real property
----------
more particularly described on Exhibits B-1 through B-10 (the "CapMark Fee
                               ------------         ----       -----------
Properties"), and (ii) ground leased by KPT Mortgage and located in Boaz, AL and
----------
Dare, NC/1/, as more particularly described on Exhibits B-11 and B-12 (the
                                               -------------     ----
"CapMark Ground Lease Properties").
 -------------------------------


               (c)  The Property identified as the "Carolina Outlet Center
                                                    ----------------------
Property" ground leased by Smithfield and located on that certain real property
--------
more particularly described on Exhibit C.
                               ---------

               (d)  The Properties identified as the "Hempstead Property", "Tri
                                                      ------------------    ---
Cities Property" and "Tupelo Property" owned by KPT and located on that
---------------       ---------------
certain real property more particularly described in Exhibits D-1 through D-3.
                                                     ------------         ---

               (e)  The Properties identified as the "REMIC Outlot Properties"
                                                      -----------------------
owned by Konover and located on that certain real property more particularly described in Exhibits E-1 through E-6.
             ------------         ---

_______________
/1/ A portion of the Property located in Dare, NC is owned in fee and a portion ground leased.

          1.2 The interests in the Properties to be conveyed to Buyer include all of the applicable Seller's right, title and interest in and to the following with respect to each Property:

                    (i) The applicable Seller's interest as the fee title owner of the REMIC Fee Properties, CapMark Fee Properties, Hempstead Property, Tri Cities Property, Tupelo Property and REMIC Outlot Properties in the land described in Exhibits A-1 through A-17, B-1 through B-10, D-1 through D-3 and
             ------------         ----  ---         ----  ---         ---
E-1 through E-6 to this Agreement (collectively, the "Fee Property Land").
---         ---                                       -----------------

                    (ii) The applicable Seller's leasehold interest as ground lessee of the REMIC Ground Lease Property, the CapMark Ground Lease Properties and the Carolina Outlet Center Property (the REMIC Ground Lease Property, the CapMark Ground Lease Properties and the Carolina Outlet Center Property are collectively referred to as the "Ground Lease Properties") in the land described
                                 -----------------------
in Exhibits A-18, B-11, B-12, and C to this Agreement (collectively, the
   -------- ----  ----  ----      -
"Ground Lease Land").
 ------------------

                    The Fee Property Land and the Ground Lease Land, together with any alleys, strips and gores of land adjoining such land, and all rights, privileges and easements, appurtenances and other rights appurtenant to such land, any land in the bed of any street, road, avenue, open or proposed, public or private, in front or adjoining such land, or any portion thereof, to the centerline thereof, and any award to be made in lieu thereof (collectively, the "Land").
 ----

                    (iii) All buildings, improvements, structures and fixtures located on the Land (collectively, the "Improvements").
                                        ------------

                    (iv) The Sellers' interest in, to and under all Existing Leases (as hereinafter defined) and all Existing Contracts (as hereinafter defined).

                    (v) All equipment, machinery, furniture, furnishings, supplies and other tangible personal property, if any, owned by the applicable Seller, and the applicable Seller's interests in any such property leased by the applicable Seller, now or hereafter located on and used exclusively in connection with the ownership, management, maintenance and operation of the Land and Improvements, including, without limitation, the items listed on Exhibit AA
                                                                     ----------
attached hereto (collectively, the "Personal Property").
                                    -----------------

                    (vi) To the extent assignable, all intangible personal property owned by the applicable Seller, if any, and related to and used exclusively in connection with the ownership, management, maintenance and operation of the Land and Improvements, including, without limitation: all trade names and trade marks associated with the Land and Improvements; any warranties and other contract rights related to the construction, operation, ownership or management of the Land and Improvements; any governmental permits, approvals and licenses related to the Land and Improvements; and any unpaid award for damage to the Land or Improvements by reason of condemnation or eminent domain action occurring after the date hereof (collectively, the "Intangible Personal
                                                    -------------------
Property").
--------

     2.  Purchase Price.
         --------------

               (a) The purchase price for the Properties is One Hundred Eighty-Two Million Five Hundred Thousand Dollars ($182,500,000) (the "Purchase Price"),
                                                               --------------
subject to the credits, adjustments and prorations provided for in this Agreement.

               (b) The Purchase Price shall be paid at Closing (as hereinafter defined) by (i) assumption by Buyer of the "Assumable Debt" (as more particularly described in Section 4(a)(viii), below), and (ii) payment of the
                          ------------------
balance of the Purchase Price, as adjusted (the "Cash Portion"), as more
                                                 ------------
particularly provided in Section 6(c)(i), below.
                         ---------------

     3.  Deposit.
         -------

               (a) Concurrently with the execution and delivery of this Agreement by Buyer, Buyer shall deliver to Chicago Title Insurance Company, 1129 20th Street, NW, 3rd Floor, Washington, DC 20036 (the "Title Company") in escrow
                                                       -------------
the sum of Five Million Dollars ($5,000,000) (together with any interest thereon, the "Deposit"). The Deposit shall be held and released by the Title
              -------
Company in accordance with the provisions of this Agreement and the escrow provisions attached hereto as Exhibit F. The Title Company may in its
                              ---------
discretion, by written notice to Buyer and Sellers, designate an agent in the locality of each Property to serve as custodians of documents to be delivered into escrow pursuant to this Agreement which are to be recorded or filed at Closing.

               (b) All sums constituting the Deposit shall be held in an interest-bearing account or in investments approved by Konover and Buyer and interest accruing thereon shall be for the account of Buyer. All interest earned on the Deposit shall be considered a portion of the Deposit. In the event the sale of the Properties as contemplated hereunder is consummated, the Deposit shall be applied to the Purchase Price at Closing in accordance with the provisions of this Agreement. In the event this Agreement is terminated by either party or the Closing does not otherwise take place, the disposition of the Deposit shall be governed by the applicable provisions of this Agreement and the escrow provisions attached hereto as Exhibit F.
                                         ---------

     4.  Review Period.
         -------------

     During the period commencing on the Effective Date and ending at 5:00 p.m. EDST on August 13, 2001, or such earlier expiration date as Buyer may elect by delivery of written notice to Sellers (the "Review Period"), Buyer shall have
                                            -------------
the right to examine, inspect and investigate the Properties and documents, records and other materials related to the Properties at its sole risk, cost and expense. The following shall occur during the Review Period:

               (a) Seller shall within two (2) Business Days (as hereinafter defined) following the Effective Date deliver or make available to Buyer to the extent in Sellers' possession or control the following reports, studies and other information relating to each Property:

                    (i)  The following title materials:

                                (A)  Each Seller's existing owner's policies of
title insurance and any existing loan policies obtained during the course of such Seller's ownership of the Properties (collectively, "Sellers' Title
                                                          --------------
Policies").
--------

                                (B)  Each Seller's most recent "as-built" or
ALTA surveys of the Properties, prepared by a licensed surveyor or civil engineer ("Sellers' Surveys").
           ----------------

                                (C)  Copies of all easements, restrictions, and
other documents referenced in Sellers' Title Policies or on Sellers' Surveys (the "REAs"), together with a list of such documents.
      ----

                         (ii)   Copies of the most recent property tax bills for
the Properties.

                         (iii)  All leases, rental agreements, subleases or
occupancy agreements, and any amendments thereto, or guarantees thereof, by which any person other than any Seller is allowed to occupy or conduct business on the Properties (collectively, the "Existing Leases"), which will be assumed
                                      ---------------
by Buyer at Closing, together with current rent rolls for the Properties (the "Rent Rolls"), listing for each of the Existing Leases: the name of the tenant;
 ----------
the location of the premises; the amount of base monthly rent and the date through which such rent has been paid; the amount of any security deposit; and the termination date of each Existing Lease.

                         (iv)   Existing ground leases, and any amendments
thereto, for each of the Ground Lease Properties (collectively, the "Ground
                                                                     ------
Leases"), together with a schedule identifying for each such Ground Lease the
------
location of the Property, the ground lessor, the monthly rental payable, the current term, and any extension rights.

                         (v)    A list together with copies of all management,
employment, service or supply contracts, billboard leases or licenses, equipment rental agreements, and other contracts related to the ownership or operation of the Properties and any amendments thereto (the "Existing Contracts"), which will
                                                ------------------
be assumed by Buyer at Closing. For purposes of this Agreement, the term "Existing Contracts" shall not include property management or leasing agreements with Sellers or their affiliates, or brokerage agreements, all of which shall be terminated as of the Closing Date.

                         (vi)   All zoning approvals, building permits,
certificates of occupancy and other government permits, authorizations and approvals (the "Permits").
                -------

                         (vii)  All annual audited financial statements for the
calendar years 1999 and 2000 for REMIC and KPT Mortgage, income statements with respect to each of the Properties for those periods, and monthly financial information for the year 2001 for the Properties. The "Consolidated Income Statement" for each of the Properties provided to Buyer by Credit Suisse First Boston to the extent they reflect the calendar year 2000 are referred to herein as the "Operating Statements".
        --------------------

                         (viii)  All loan and security documents (collectively,
the "Mortgage Documents") relating to the outstanding mortgage debt affecting
     ------------------
the Properties (and any documents relating to the guarantee thereof) which shall or may be assumed by Buyer at Closing in accordance with the provisions of this Agreement, including the following:

                                 (A)  the loan made by The Travelers Insurance
Company encumbering the REMIC Properties (the "REMIC Loan"), having an
                                               ----------
outstanding principal balance as of May 31, 2001 of approximately $85,600,000, including all documentation regarding that certain escrow held by the servicer of the REMIC Loan in the amount of approximately $4,800,000 in cash collateral on account of the REMIC Loan, which amount of cash collateral shall be credited to Sellers at Closing.

                                 (B)  the loan made by Nomura Asset Capital
Corporation encumbering the CapMark Properties (the "CapMark Loan"), having an
                                                     ------------
outstanding balance as of May 31, 2001 of approximately $65,900,000.

                    The REMIC Loan and CapMark Loan are collectively referred to as the "Assumable Debt".
        --------------

                           (ix)  All soil, geological and substrata reports,
environmental and hazardous materials reports, engineering reports and inspection reports, and such other reports and studies regarding the physical and environmental condition of the Properties as may be in Sellers' possession or control, including, without limitation, those reports and studies listed on Exhibit G (collectively, the "Reports").
---------                     -------

                           (x)   The documents relating to the obligations of
KPT Mortgage LLC and KPT with respect to the formation and operation of the limited liability company to be known as "Welcome KPT LLC".

                    (b) Sellers shall, as soon as practical, deliver or otherwise make available to Buyer and Buyer's attorneys the following information to the extent in Sellers' possession or control:

                           (i)   All tenant lease files and such other
information as may be reasonably requested by the Buyer to verify any of the lease information provided in the Existing Leases or the Rent Roll.

                           (ii)  Such other financial records and reports
relating to the operation of the Properties as Buyer may reasonably request.

                           (iii) Such work papers of Arthur Andersen and
detailed information as Buyer may reasonably request to support the financial information furnished by Sellers to Buyer.

                           (iv)  A list of all employees at the Properties,
which list shall include each such employee's name, title, salary, date they commenced employment, benefits provided to such employee which are different than those provided to employees generally, and any other information about such employee as Buyer may reasonably request that would be material to a prospective employer of such employee.

                    (c) Sellers shall, as soon as practical, and at Buyer's sole cost and expense, obtain from Title Company, and cause to be delivered to Buyer and Buyer's attorneys:

                         (i)  a title insurance commitment for each of the
Properties (the "Commitment"), issued by the Title Company, accompanied by
                 ----------
copies of all documents referred to in the Commitment. The Commitment shall evidence the Title Company's agreement to issue an owner's fee title or leasehold policy of title insurance, as applicable, to Buyer at a price not to exceed the Title Company's standard rates (the "Title Policy"), insuring the
                                                ------------
Properties for the full amount of the Purchase Price (in the aggregate) good and insurable fee simple title or leasehold interest, as applicable, to the Properties vested in Buyer, free from the standard printed exceptions and free and clear of all other exceptions except the following exceptions (the "Permitted Exceptions"): (1) all presently existing and future liens of real
 --------------------
estate taxes or assessments and water rates, water meter charges, water frontage charges and sewer taxes, rents and charges, if any, provided that such items are not yet due and payable and are apportioned as provided in this Agreement, (2) with respect to the applicable Properties, the Ground Leases, the Las Vegas Option and the Mortgage Documents (as hereinafter defined), (3) those matters reflected as exceptions on the Commitments or shown on the Surveys (or the Sellers' Surveys, to the extent applicable) or which Buyer otherwise receives written notice prior to the expiration of the Review Period (or the Title and Survey Extension (as hereinafter defined), if applicable), unless Buyer provides written notice of its objection (which objection must be commercially reasonable): (i) with respect to those matters that Buyer shall receive written notice of prior to the tenth (10th) day preceding the expiration of the Review Period (or the Title and Survey Extension, if applicable), prior to the expiration of the Review Period (or the Title and Survey Extension, if applicable), and (ii) with respect to those matters that Buyer shall receive written notice of from and after the tenth (10th) day preceding the expiration of the Review Period (or the Title and Survey Extension, if applicable), prior to the tenth (10th) day following receipt of notice of such matters, and (4) those matters to which Buyer has previously objected but subsequently waives such objection in writing.

                    (d) Buyer shall, as soon as practical, obtain an ALTA survey of each of the Properties by a licensed surveyor or civil engineer, reasonably acceptable to, and certified to, Buyer and in sufficient detail to provide the basis for the Title Policy(the "Survey").
                                            ------

                    (e) Buyer shall be permitted to enter the Properties to make and perform environmental, physical and other non-invasive inspections, investigations, tests and studies, as Buyer may determine to be reasonable or appropriate in Buyer's sole and absolute discretion of each Property. Buyer shall also be permitted to discuss the Properties with all managerial-level employees of Sellers at the properties and those persons listed in the penultimate paragraph of Section 8, and Sellers shall instruct all such
                         ---------
employees to consult with Buyers with respect to the Properties (if requested by Buyer), so long as Sellers are permitted a reasonable opportunity to participate in such discussions if they choose to do so. Buyer shall be permitted to enter Properties at reasonable times during normal business hours from time to time following not less than one (1) Business Day's prior oral or written notice to Robin Malphrus or

Marcus B. Liles III to conduct its inspections and investigations. Buyer agrees not to unreasonably interfere with the operations of Sellers or any tenants of Sellers. Buyer agrees to indemnify and hold Sellers harmless against any claims for bodily injury, property damage and mechanics' liens, and Sellers' attorneys' fees reasonably incurred and arising out of any actions of Buyer or its agents, contractors or representatives on any Property in the course of such inspection and investigation activities. If any inspection or test disturbs a Property, Buyer shall restore the Property to the same condition as existed prior to any such inspection or test. Prior to any entry upon a Property, Buyer shall provide Sellers with evidence of insurance reasonably acceptable to Sellers in an amount not less than $1,000,000 per occurrence, naming Sellers as an additional insured, to insure against acts of Buyer and its agents, contractors and representatives. Buyer shall not contact any tenants of the Property without prior written or oral notice to Sellers. Buyer shall use good faith efforts to advise Sellers of any material and adverse responses received from tenants whom it contacts, but the failure to do so shall not constitute a default under this Agreement.

                    (f) Buyer shall be permitted to identify and confirm the availability from all applicable private and governmental authorities of all zoning, platting, site plan, and other applicable approvals, permits, licenses and easements relating to the Properties. Neither Buyer nor any person acting on Buyer's behalf shall contact any governmental authority with respect to any Property without first providing Sellers with prior oral or written notice of the nature of such inquiry and, if requested, a reasonable opportunity to participate in such conversations; provided, however, that notice to Sellers' shall not be required with respect to contact with zoning and building and safety departments.

                    (g) Buyer shall be permitted to review and determine the existence, availability and sufficiency of connections to electricity, gas, telephone, cable, sewer, water, storm drain facilities and all other utilities to service each Property.

                    (h) Buyer and Sellers shall use good faith efforts (i) to satisfy all conditions and requirements and obtain all consents (including the approvals of lenders, trustees, servicers, and rating agencies, as applicable) necessary to permit at Closing (A) the assumption of the Assumable Debt and, subject to the terms of Section 15, below, the transfer of ownership of the
                        ----------
Properties encumbered by such debt to Buyer, (B) the release of the properties encumbered by the REMIC Loan located in Oakland Park, FL, Greenville, NC, Wake County, NC, Lenoir, NC, and Petersburg, VA (collectively, the "Community Center
                                                               ----------------
Properties") which shall be conveyed to KPT or its designee at the time of
----------
Closing free and clear of the lien of the REMIC Loan, (C) a reduction of the outstanding balance of the REMIC Loan by approximately $14,000,000, or more, in connection with the release of the Community Center Properties from the lien of the REMIC Loan, (D) the release of KPT and its affiliates from any liability or obligations from and after the Closing Date under the applicable Mortgage Documents, (E) the retention of ownership of the VF Properties by REMIC as encumbered by the REMIC Loan in accordance with Section 15; and (F) the
                                                ------------
execution and delivery of the Las Vegas Option at Closing in accordance with
Section 14; provided, however, that if the holder of the Assumable Debt is
----------
unwilling to release KPT and its affiliates, subject to the provisions of
Section 15(c), below, Buyer agrees to assume any and all liability arising from
-------------
or in connection with the Assumable Debt from and after the Closing Date, including (without limitation) the obligation to make all payments on account of principal and interest arising from and after the Closing Date, monthly and at maturity; and provided, further, that Sellers may waive the condition described in clause (E) by delivery of written notice to Buyer prior to the expiration of the Review Period, and the condition described in clause (F) by delivery of written notice to Buyer prior to the expiration of the Review Period or the Assumption Conditions Extension (as hereinafter defined), and (ii) to reach agreement among Sellers, Buyer and each holder of Assumable Debt as to the form of assumption agreement or other documentation (each, an "Assumption Agreement") evidencing satisfaction of all conditions and
           --------------------
the granting of all consents and releases or indemnifications described in subsection (i) (collectively referred to herein as the "Assumption Conditions").
                                                        ---------------------
The Assumption Agreements shall also contain estoppel language, confirming the Mortgage Documents in effect for each loan, the outstanding balance of each loan, the absence of defaults, and such other matters as Buyer may reasonably request. Buyer and Sellers shall cooperate in good faith with each other and any applicable lenders in connection with the assumption of the Assumable Debt, including, without limitation, providing such lenders and the applicable credit rating agencies with all information reasonably requested in connection therewith and, with respect to Buyer, taking title to the applicable Property in one or more related single purpose entities if requested by the applicable lenders and/or rating agencies in connection with the assumption of the Assumable Debt at Closing.

                    (i) As soon as practicable following the Effective Date, Sellers shall deliver to all tenants of the Properties tenant estoppel certificates substantially in the form attached hereto as Exhibit H (or such
                                                          ---------
other form as may be required under the terms of the applicable Existing Lease) ("Tenant Estoppels"), and Sellers shall use good faith efforts to deliver to
  ----------------
Buyer Tenant Estoppels from all tenants of the Property prior to Closing. Sellers shall deliver to Buyer copies of all Tenant Estoppels promptly following receipt thereof.

                    (j) As soon as practicable following the Effective Date, Sellers shall deliver to all ground lessors of the Ground Lease Properties estoppel certificates substantially in the form attached hereto as Exhibit I (or
                                                                   ---------
such other form as may be required under the terms of the applicable Ground Lease ("Ground Lessor Estoppels"), and Sellers shall use good faith efforts to
        -----------------------
deliver to Buyer Ground Lessor Estoppels from all ground lessors of the Ground Lease Properties prior to Closing. Sellers shall deliver to Buyer copies of all Ground Lessor Estoppels promptly following receipt thereof.

                    (k) As soon as practicable following the Effective Date, Sellers shall deliver to all declarants or other identified parties under (i) the REAs and (ii) similar documents identified by Buyer by delivery of written notice to Sellers at least ten (10) days prior to the expiration of the Review Period which such documents contain encumbrances which materially affect any Property (collectively, the "Restrictive Covenants") estoppel certificates
                             ---------------------
substantially in the form attached hereto as Exhibit J (or such other form as
                                             ---------
may be required under the terms of the applicable Restrictive Covenants) ("Declarant Estoppels"), and Sellers shall use good faith efforts to deliver to
  -------------------
Buyer Declarant Estoppels relating to the Properties from the such declarants or other identified parties prior to Closing. Sellers shall deliver to Buyer copies of all Declarant Estoppels promptly following receipt thereof.

     Prior to the expiration of the Review Period, Buyer shall, by written notice to Sellers, (A) accept or waive any objections to its reviews and inspections, in which event, the parties shall proceed to Closing in accordance with the terms of this Agreement (a "Continuation Notice"), (B) advise Sellers
                                     -------------------
in writing of its objections, and request that Sellers remedy such objections prior to the Closing Date (an "Objection Notice"), or (C) elect to terminate
                               ----------------
this Agreement (a "Termination Notice"); provided, however, that Buyer shall
                   ------------------
only be entitled to deliver an Objection Notice or a Termination Notice if Buyer has objections which are "Permitted Objections" (as hereinafter defined); and provided, further, that the time period for delivering an Objection Notice shall be extended (1) with respect to Buyer's right to object to Unacceptable Title, within the time frames provided in Section 4(c)(i), (2) with respect to the
                                   ---------------
failure to satisfy the Assumption Conditions, until the expiration of the Assumption Conditions Extension, or (3) with respect to the VF Properties (as hereinafter defined), until the VF Properties Extension (as hereinafter defined) (in each case, to the extent applicable). Failure by Buyer to deliver an Objection Notice, a Continuation Notice or a Termination Notice by the times required under the terms of this Agreement shall be considered delivery of a Continuation Notice. Buyer may only give a Termination Notice (X) in response to a Seller's Election Notice, as specifically provided below, or (Y) if such objection is not reasonably susceptible of cure or correction. In the event Buyer delivers an Objection Notice, Sellers shall, by written notice to Buyer within five (5) Business Days following delivery of the Objection Notice, elect (other than with respect to those objections that Sellers shall be obligated to remedy in accordance with this Agreement) to remedy all, some or none of Buyer's objections described in the Objection Notice ("Seller's Election Notice"),
                                               ------------------------
provided, however, that if Sellers shall elect to remedy all or some of Buyer's objections, Sellers shall, without Buyer's consent, be entitled to extend the Closing Date for a period of up to thirty (30) days to remedy such objections, which election shall be made by Sellers in Seller's Election Notice. Failure of Sellers to deliver such Seller's Election Notice within such five (5) Business Day period shall be deemed to be a delivery of a Seller's Election Notice electing to remedy none of Buyer's objections. Seller's Election Notice shall contain a detailed summary of how Sellers intend to remedy each of Buyer's objections, or, if Sellers intend to remedy any of Buyer's objections by reducing the Purchase Price, the amount of such Purchase Price reduction.
Within five (5) Business Days following delivery (or deemed delivery) of Seller's Election Notice, Buyer shall deliver to Sellers either an acceptance of Seller's Election Notice or a Termination Notice. Buyer shall be permitted to deliver a Termination Notice in such event only if Sellers shall elect (i) not to remedy all of Buyer's objections, or (ii) to remedy all of Buyer's objections but Buyer, in the exercise of its reasonable judgment, is not satisfied with the proposed remedy. Failure of Buyer to deliver an acceptance of Seller's Election Notice or a Termination Notice within such five (5) Business Day period shall be deemed to be a delivery of an acceptance of Seller's Election Notice. In the event that Buyer accepts Seller's Election Notice, Buyer and Sellers shall proceed to close and Sellers shall address all Permitted Objections in the manner described in Seller's Election Notice. In the event Buyer accepts Seller's Election Notice and Sellers do not remedy all of Buyer's Permitted Objections in the manner set forth in Seller's Election Notice by the Closing
Date, Buyer may deliver a Termination Notice to Sellers at that time.   Upon
delivery of any Termination Notice hereunder, the Deposit shall be promptly returned to Buyer and thereafter neither party shall incur any further liability hereunder, provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement. Buyer and Sellers acknowledge and agree that Buyer shall have the right, from time to time, to deliver supplemental Objection Notices with respect to Permitted Objections so long as such supplemental Objection Notices are delivered within the time periods applicable to the delivery of an Objection Notice.

     If Sellers shall not deliver to Buyer all of the Commitments and or Buyer has failed to obtain all of the Surveys at least ten (10) days prior to the expiration of the Review Period after the exercise of good faith efforts to do so, either Buyer or Sellers may elect, by delivery of written notice to the other party prior to the expiration of the Review Period, to provide for an additional period of thirty (30) days for the purpose of permitting additional time to obtain and review the Commitments and Surveys (the "Title and Survey
                                                            ----------------
Extension"); provided, however, that so long as Commitments and Surveys for at
---------
least 70% of the Properties are delivered during the Review Period, the Title and Survey Extension shall expire on the earlier of (i) the date ten (10) days following the date of delivery to Buyer of the last of the Commitments and Surveys which remain outstanding as of the expiration of the Review Period, or
(ii) thirty (30) days following the expiration of the Review Period.   If the
Commitments and Surveys shall not be delivered to Buyer prior to the expiration of the Title and Survey Extension, or Buyer shall have identified Unacceptable Title objections to the Commitments or Surveys, Buyer shall have the right to deliver an appropriate Objection Notice or Termination Notice as provided above, on account of Unacceptable Title, and Sellers' shall be permitted to respond as provided herein; provided, however, that Buyer shall not have the right to a Title and Survey Extension, nor shall Buyer have the right to terminate this Agreement on account of failure of Buyer to obtain the applicable Survey, if the Title Company agrees in a written notice to Buyer at least ten (10) days prior to the expiration of the Review Period to delete all general survey exceptions in reliance on the applicable Sellers' Survey together with an affidavit or other assurances provided by Sellers without any additional premium charge to Buyer, and Sellers agree to provide such assurances.

     If Buyer and Sellers are not able to satisfy the Assumption Conditions prior to the expiration of the Review Period after the exercise of good faith efforts to do so, either Buyer or Sellers may elect, by delivery of written notice to the other party prior to the expiration of the Review Period, to provide for an additional period of forty-five (45) days for the purpose of permitting additional time to satisfy the Assumption Conditions (the "Assumption
                                                                      ----------
Conditions Extension").   If the Assumption Conditions shall not be satisfied
--------------------
prior to the expiration of the Assumption Conditions Extension after the exercise of good faith efforts to do so, and Sellers shall not have provided written notice to Buyer prior to the expiration of the Assumption Conditions Extension of Sellers' agreement at Sellers' sole cost and expense to prepay the REMIC Loan and/or defease the CapMark Loan at Closing in accordance with the applicable terms of the Mortgage Documents, this Agreement shall terminate, the Deposit shall be promptly returned to the Buyer, and thereafter neither party shall incur any further liability or obligations under this Agreement; provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement; and provided, further, the Assumption Conditions Extension shall in any event be deemed to expire on the date on which the Assumption Conditions are satisfied.

     For purposes of this Section 4, "Permitted Objections" shall be limited to:
                                      --------------------

     (A) The discovery of any physical or environmental condition relating to any of the Properties, or in the Improvements, other than ordinary wear and tear or normally recurring maintenance or replacement, which represent costs of repair or replacement, in the aggregate, which Buyer reasonably determines through the receipt of bona fide third party estimates to be more than $4,000,000; provided, however, that if such costs are reasonably determined to be more than $2,000,000, but less than $4,000,000, then Buyer and Sellers agree that Buyer shall waive such objection, but shall receive a credit at Closing equal to one-half the amount by which such costs exceed $2,000,000, up to a maximum credit of $1,000,000.

     (B) The discovery of an error or misstatement in the Operating Statements which renders such statements materially false or misleading.

     (C) The failure to satisfy the Assumption Conditions after the exercise of good faith efforts.

     (D) Commercially reasonable objections to any defects or exceptions reflected in the Commitments or shown on the Surveys, or other matters of which Buyer has received written notice, or the failure of Buyer to obtain any required Commitment or Survey prior to the expiration of the Title and Survey Extension or, with respect to Commitments and Surveys relating to the VF Properties, the VF Properties Extension, to the extent applicable ("Unacceptable
                                                                    ------------
Title"); provided, however, that Unacceptable Title shall not include any
-----
matters or exceptions which Sellers agree to satisfy and which the Title Company agrees to delete or provide affirmative coverage in a manner reasonably acceptable to Buyer at Closing without additional premium to Buyer.

     (E) Commercially reasonable objections to the agreements, commitments and obligations with respect to Welcome KPT LLC, provided that (1) such matters materially and adversely affect the value of the Property located in Cary, NC to which such obligations relate, (2) Buyer provides Sellers with an Objection Notice identifying its objections, if any, within three (3) Business Days following the Effective Date, and (3) Sellers are not able to terminate the obligations to which Buyer objects or modify such obligations in a manner reasonably acceptable to Buyer.

     (F) The disclosure of any information constituting exceptions to representations and warranties set forth in Section 8 of this Agreement which is
                                            ---------
to be included in an exhibit to this Agreement not completed and made a part of this Agreement as of the Effective Date and which (1) in Buyer's commercially reasonable judgment, materially and adversely affects the value of the Properties, and (2) would not be customary and reasonably anticipated by a sophisticated purchaser of shopping centers, and (3) was not known to or anticipated by Buyer prior to the Effective Date, or disclosed in offering materials provided by Credit Suisse First Boston with respect to the Properties; provided, however, that written notice of any objections of Buyer with respect to disclosure of information constituting exceptions to representations and warranties must be provided within five (5) Business Days following receipt of the relevant exhibit, and failure to provide such notice shall be deemed a waiver of any such objection.

     (G) The discovery of any other information, documentation, item or condition (or series or combination thereof) which represents an agreement, commitment or obligation with respect to the Existing Leases, the Ground Leases, the Existing Contracts, or the REAs and which (1) is extraordinary in nature and would not be customary and reasonably anticipated by a sophisticated purchaser of shopping centers, (2) was not known to or anticipated by Buyer prior to the Effective Date, or disclosed in offering materials provided by Credit Suisse First Boston with respect to the Properties, and (3) is reasonably likely to result in a decrease in the value of the affected Properties by more than $3,000,000 in the aggregate.

     All of the agreements, documents, instruments, reports, studies, correspondence and other information delivered or made available to Buyer during the Review Period is collectively referred to as the "Due Diligence Materials".
                                                      -----------------------
Except as expressly provided in Section 8, below, Sellers make no
                                ---------
representations or warranties, express or implied, regarding the adequacy, accuracy, truth, completeness, or content of any document, instrument, agreement, report, study, correspondence, or other information, written or oral, concerning the Properties delivered or made available to Buyer by Sellers or any person acting on Sellers' behalf.

     5.   Conditions to Closing. (a) In addition to any express conditions of
          ---------------------
Closing located elsewhere in this Agreement, the following are conditions precedent to the obligations of Buyer to consummate the transactions hereunder, each of which shall be satisfied or waived prior to Closing:

                         (i)    Sellers and Buyer shall have satisfied the
Assumption Conditions (with the exception of clauses (E) and (F) of Section
                                                                    -------
4(h)), and all consents and approvals relating to the Assumable Debt shall have
-----
been obtained (except for Assumption Conditions relating to any loan which Buyer is not required to assume pursuant to the provisions of this Agreement).

                         (ii)   All of Sellers' representations and warranties
contained in or made pursuant to this Agreement shall have been true and correct when made, and shall be true and correct in all material respects as of the Closing Date. For purposes of determining pursuant to this Section 5(a)(ii)
                                                           ----------------
whether representations and warranties are true and correct at Closing, references in such representations and warranties to the knowledge of the Sellers or best knowledge or similar words shall not be given any effect so that such representations and warranties shall be deemed to have been absolutely and without reference to knowledge of the Sellers or best knowledge or similar words.

                         (iii)  Sellers shall have performed their obligations
hereunder in all material respects and shall have tendered all deliveries to be made by them on or before the Closing Date or as otherwise required under this Agreement.

                         (iv)   There shall be no litigation, action, suit or
other proceeding, judicial or administrative, by any person or any governmental authority, initiated against Sellers or arising in connection with any Property which would seek to restrain or prevent the consummation of the transaction contemplated hereby or would materially interfere with Sellers' ability to perform their obligations hereunder or Buyer's use or ownership of any Property.

                         (v)    Sellers shall not have caused or permitted any
monetary liens or encumbrances to attach to any Property other than the Permitted Exceptions (which include the Assumable Debt), those liens which Sellers have agreed to satisfy at Closing, and those liens for which Sellers have agreed to provide the necessary assurances to the Title Company so that the Title Company has agreed to delete such liens as exceptions or provide affirmative coverage in a manner reasonable acceptable to Buyer without additional premium to Buyer.

                         (vi)   Sellers shall have authorized the Title Company
to apply the Cash Portion of the Purchase Price to satisfy the construction loan made by Capital Advisors, Inc. encumbering the Carolina Outlet Center Property (the "Carolina Outlet Loan"), and shall satisfy or make appropriate provision
      --------------------
for the payment of all other liens and monetary claims encumbering any of the Properties (with the exception of the Assumable Debt); provided, however, that Sellers shall not be obligated to satisfy or provide for any non-mortgage liens or claims in an amount exceeding $1,000,000 with respect to any individual Property or exceeding $2,000,000 in the aggregate.

                         (vii)  The Title Company shall have irrevocably agreed
to issue the Title Policy for each Property subject only to the Permitted Exceptions.

                         (viii) Sellers shall have obtained and delivered to
Buyer the Required Tenant Estoppels (as hereinafter defined), Ground Lease Estoppels or Declarant Estoppels satisfactory to Buyer in its commercially reasonable discretion. As used herein, "Required Tenant Estoppels" shall mean
                                        -------------------------
Tenant Estoppels from (1) Vanity Fair, Jones Banister/Nine West/Easy Spirit, PVH Corp., Shopro, Spiegel, Food Lion, Belk's, Winn Dixie and Mikasa, to the extent the applicable leases remain in full force and effect, (2) as to each of the three (3) community shopping center CapMark Properties located in Kill Devil Hills, NC, Cary, NC, or Raleigh, NC, tenants representing seventy percent (70%) of the rentable area of each Property and seventy percent (70%) of the base rent payable for such Property (inclusive of the applicable Tenant Estoppels described in clause (1)), and (3) as to the remaining Properties, tenants representing seventy percent (70%) of the occupied rentable area of all such Properties in the aggregate, and seventy percent (70%) of the base rental payable for all such Properties (inclusive of the applicable Tenant Estoppels described in clause (1)).

                         (ix)   Sellers shall have obtained any necessary
consent to (i) the assignment of any Ground Lease to Buyer at Closing, or (ii) the assignment of any REA to Buyer at Closing.

                    (b) In addition to any express conditions of Closing located elsewhere in this Agreement, the following are conditions precedent to the obligations of Sellers to consummate the transactions hereunder, each of which shall be satisfied or waived prior to Closing:

                         (i)    Sellers and Buyer shall have satisfied the
Assumption Conditions (with the exception of clauses (E) and (F) of Section
                                                                    -------
4(h)), and all consents and approvals relating to the Assumable Debt shall have
----
been obtained (except for Assumption

Conditions relating to any loan which Buyer is not required to assume pursuant to the provisions of this Agreement).

                         (ii)   All of Buyer's representations and warranties
contained in or made pursuant to this Agreement shall have been true and correct when made, and shall be true, correct and complete in all material respects as of the Closing Date. For purposes of determining pursuant to this Section 5(b)(i) whether representations and warranties are true and correct at Closing, references in such representations and warranties to the knowledge of the Buyer or best knowledge or similar words shall not be given any effect so that such representations and warranties shall be deemed to have been absolutely and without reference to knowledge of the Buyer or best knowledge or similar words.

                         (iii)  Buyer shall have performed its obligations
hereunder in all material respects and shall have tendered all deliveries to be made by it on or before the Closing Date or as otherwise required under this Agreement.

                         (iv)   There shall be no litigation, action, suit or
other proceeding, judicial or administrative, by any person or any governmental authority, initiated against Sellers or arising in connection with any Property which would seek to restrain or prevent, or obtain substantial damages in respect of, the consummation of the transaction contemplated hereby or would materially interfere with Sellers' ability to perform their obligations hereunder.

                         (v)    Sellers shall have obtained any necessary
consent to (i) the assignment of any Ground Lease to Buyer at Closing, or (ii) the assignment of any REA to Buyer at Closing.

                    So long as a party is not in default hereunder, if any condition to such party's obligations described in this Section 5 has not been
                                                        ---------
satisfied as of the Closing Date, such party may, in its sole discretion, (A) terminate this Agreement by delivering written notice to the other party on or before the Closing Date, in which event the Deposit shall be promptly returned to Buyer and thereafter neither party shall incur any further liability hereunder, provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement, or (B) elect to consummate the transactions notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. Notwithstanding the foregoing, the failure of a condition due to a party's breach of or default under any provision of this Agreement shall not relieve such breaching party from any liability it would otherwise have hereunder, and in the event of the failure of a condition due to the default of a party, the non-defaulting party shall have the right, in lieu of the options provided in this Section 5, to enforce its rights and pursue available remedies
                 ---------
under Section 11, below, without waiving such condition.
      ----------

     6.   Closing and Escrow.
          ------------------

                    (a) Upon execution of this Agreement, the parties shall deposit an executed counterpart of this Agreement with the Title Company and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Sellers and Buyer agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the escrow holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

                    (b)  The closing ("Closing") hereunder shall be held and
                                       -------
delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the office of Title Company, either in person, or, at the election of Buyer, through an escrow and pursuant to escrow instructions consistent with the terms of this Agreement and otherwise mutually satisfactory to Sellers and Buyer, within fifteen (15) days following the later of (i) the expiration of the Review Period, (ii) the expiration of the Title and Survey Extension (if applicable), (iii) the expiration of the Assumption Conditions Extension (if applicable), and (iv) the expiration of the VF Properties Extension (if applicable) on a date selected by Buyer following not less than five (5) days' notice to Sellers, but in no event later than Wednesday, October 31, 2001 (the "Closing Date").
               ------------

                    (c) On or prior to 1:00 p.m. EDST on the Closing Date, Buyer shall deliver the following into escrow with the Title Company:

                         (i)    The Cash Portion of the Purchase Price, reduced
by the amount of the Deposit, subject to the credits, adjustments and prorations described in this Agreement, in the form of a wire transfer to an account designated by the Title Company of good federal funds.

                         (ii)   Counterparts of the Assignment and Assumption of
Ground Lease as to each the Ground Lease Properties, in the form attached hereto as Exhibit K, duly executed by Buyer.
   ---------

                         (iii)  Counterparts of the Bill of Sale as to each of
the Properties, in the form attached hereto as Exhibit L, duly executed by
                                               ---------
Buyer.

                         (iv)   Counterparts of the Assignment and Assumption of
Leases as to the Existing Leases at each of the Properties except the REMIC Outlot Properties, in the form attached hereto as Exhibit M, duly executed by
                                                  ---------
Buyer.

                         (v)    Counterparts of the Assignment and Assumption of
Service Contracts, Warranties and Guaranties and Other Intangible Property as to each of the Properties except the REMIC Outlot Properties, in the form attached hereto as Exhibit N, duly executed by Buyer.
          ---------

                         (vi)   Counterparts of the Assignment and Assumption of
Reciprocal Easement Agreement as to the REAs at the applicable Properties, in the form attached hereto as Exhibit BB, duly executed by Buyer.
                            ----------

                         (vii)   Counterparts of the Assumption Agreement as to
the REMIC Loan and CapMark Loan, duly executed by Buyer (unless Sellers agree at Sellers' sole cost and expense to prepay the REMIC Loan or defease the CapMark Loan in accordance with the applicable terms of the Mortgage Documents).

                         (viii)  Counterpart of the Las Vegas Option Agreement
(as hereinafter defined), duly executed and acknowledged by Buyer, unless the consent of the holder of REMIC Loan is not obtained in accordance with the provisions of Section 4(h).
              ------------

                         (ix)    A Certificate of Warranties and Representations
in the form attached hereto as Exhibit O, duly executed by Buyer.
                               ---------

                         (x)     An assignment and assumption agreement relating
to the obligations of KPT Mortgage LLC and KPT with respect to the formation and operation of "Welcome KPT LLC", in the form attached hereto as Exhibit P (the
                                                               ---------
"Welcome Assumption"), duly executed by Buyer, if applicable.
 ------------------

                         (xi)    Such resolutions, authorizations, bylaws, good
standing certificates, certificates of authorization to do business or other corporate, company and/or partnership documents or agreements relating to Buyer as shall be reasonably required in connection with this transaction.

                         (xii)   A statement itemizing funds to be collected and
disbursed at Closing (the "Closing Statement"), duly executed by Buyer.
                           -----------------

                         (xiii)  Any other documents, instruments, records,
correspondence or agreements called for hereunder or reasonably requested by Sellers or the Title Company which have not previously been delivered.

                    (d) On or prior to the Closing Date, Sellers shall deliver the following into escrow with the Title Company:

                         (i)     A special warranty deed as to each of the
Properties other than the Ground Lease Properties, in the form that is customary in the state where the applicable Property is located and reasonably acceptable to Buyer and the Title Company, duly executed and acknowledged by the applicable Seller, conveying to Buyer, or Buyer's designee, fee simple title to the Properties other than the Ground Lease Properties, subject only to the applicable Permitted Exceptions (collectively, the "Deeds").
                                                    -----

                         (ii)    An Assignment and Assumption of Ground Lease as
to each of the Ground Lease Properties with covenants of special warranty, in the form attached hereto as Exhibit K, duly executed and acknowledged by the
                            ---------
applicable Seller and duly consented to by any necessary third party, as applicable (collectively, the "Ground Lease Assignments").
                               ------------------------

                         (iii)   A Bill of Sale as to each of the Properties
except the REMIC Outlot Properties, in the form attached hereto as Exhibit L,
                                                                   ---------
duly executed by the applicable Seller.

                         (iv)    An Assignment and Assumption of Leases as to
each of the Properties except the REMIC Outlot Properties, in the form attached hereto as Exhibit M, duly executed by the applicable Seller.
          ---------

                         (v)     An Assignment and Assumption of Service
Contracts, Warranties and Guaranties and Other Intangible Property as to each of the Properties except the REMIC Outlot Properties, in the form attached hereto as Exhibit N duly executed by the applicable Seller.
   ---------

                         (vi)    An Assignment and Assumption of Reciprocal
Easement Agreement as to the REAs at the applicable Properties, in the form attached hereto as Exhibit BB, duly executed by the applicable Seller, and duly
                   ----------
consented to by any necessary third party, as applicable.

                         (vii)   A Notice to Tenants for each tenant of the
Properties, each in the form attached hereto as Exhibit Q, duly executed by the
                                                ---------
applicable Seller.


                         (viii)  A notice to all ground lessors under the Ground
Leases, parties to the REAs, and vendors under the Existing Contracts of the Properties, as applicable, informing such parties of the transfer, each in a form reasonably acceptable to Buyer and duly executed by the applicable Seller.

                         (ix)    An Assumption Agreement as to the REMIC Loan
and CapMark Loan, each duly executed by the applicable Seller and the holders of the applicable loan (unless Sellers agree at Sellers' sole cost and expense to prepay the REMIC Loan or defease the CapMark Loan in accordance with the applicable terms of the Mortgage Documents).

                         (x)     A counterpart of the Welcome Assumption
Agreement, duly executed by KPT and KPT Mortgage, if applicable.

                         (xi)    A special warranty deed as to the Community
Center Properties, each in the form that is customary in the state where the applicable Property is located and reasonably acceptable to the Title Company, duly executed and acknowledged by REMIC, conveying to KPT or its assignee fee simple title to the Community Center Properties (collectively, the "Community
                                                                    ---------
Center Deeds"), together with bills of sale, assignments of leases, assignments
------------
of service contracts, warranties and guarantees, and other intangibles, and such other documents as may be reasonably requested to evidence the transfer of the Community Center Properties to KPT, all executed and acknowledged, as required, by REMIC.

                         (xii)   The Las Vegas Option Agreement, duly executed
and acknowledged by KPT, unless the consent of the holder of REMIC Loan is not obtained in accordance with the provisions of Section 4(h).
                                              ------------

                         (xiii)  A Certificate of Warranties and Representations
in the form attached hereto as Exhibit R, duly executed by each Seller.
                               ---------

                         (xiv)   A Termination of Management and Leasing
Agreements which shall terminate each outstanding management and leasing agreements with Sellers or any of their affiliates at any Property, duly executed by Sellers and such manager.

                         (xv)    An affidavit from each Seller that such Seller
is not a "foreign person" within the meaning of Section 1445(e)(3) of the
          --------------
Internal Revenue Code of 1986, as amended (the "Code"), in the form attached
                                                ----
hereto as Exhibit S.
          ---------

                         (xvi)   Such resolutions, authorizations, bylaws, good
standing certificates, certificates of authorization to do business or other corporate and/or partnership documents or agreements relating to each Seller as shall be reasonably required in connection with this transaction.

                         (xvii)  A duly executed affidavit or certificate, in
favor of the Title Company, sufficient to remove the exceptions from the Title Policy for mechanic's lien and parties in possession (with the exception of identified tenants) for each of the Properties, and a "gap" indemnity to the Title Company.

                         (xviii) Any other documents, instruments, records,
correspondence or agreements called for hereunder or reasonably requested by the Title Company or Buyer which have not previously been delivered.

                         (xix)   All applicable transfer tax forms, if any, with
respect to each Property, duly executed by the applicable Seller, as appropriate.

                         (xx)    An assignment to Buyer of any security deposits
of any tenants under the Existing Leases which are held in the form of letters of credit, duly executed by the applicable Seller. Such assignment shall be in a form approved by the bank issuing such letter of credit, which approval shall be obtained by Sellers. Buyer shall pay all costs and expenses of assigning such letters of credit. If any letter of credit shall not, pursuant to its terms, be assignable, Sellers shall grant to Buyer an irrevocable power of attorney to exercise Sellers' rights under such letter of credit.

                         (xxi)   The Closing Statement, duly executed by
Sellers.

                    (e) Upon receipt of all the funds and documents described in Sections 6(c) and 6(d), above, and provided the Title Company has irrevocably
   -------------     ----
agreed to issue the Title Policy, the parties shall instruct the Title Company to (i) deliver the funds on account of the Purchase Price to Sellers and otherwise disburse funds in accordance with the Closing Statement, (ii) record the Deeds, the Ground Lease Assignments and the Community Center Deeds and such other documents as may be appropriate as directed by Buyer and Sellers, and
(iii) deliver the remaining documents from escrow to the party entitled to receive the same.

                    (f) Real estate taxes and assessments and all rents, common area maintenance charges, and other items of income and expense relating to the operation of the Properties shall be adjusted and prorated as of 12:01 a.m. on the Closing Date, based on a 365-day year as follows:

                         (i)     Base rents under the Existing Leases shall be
prorated as of the Closing Date, and Sellers shall receive credit for all rent collected as of that date. Sellers shall provide a credit in an amount equal to all prepaid rentals under the Existing Leases for periods after the Closing Date. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Rent received by Buyer or Sellers after Closing shall be first applied to all unpaid rent accruing after the Closing Date, then to the month in which the Closing occurs, and then to periods prior to the Closing Date, with Buyer's share thereof being held by Sellers for Buyer and promptly delivered to Buyer by Sellers in accordance with the provisions of Section 6(i). To the
                                                      ------------
extent possible, percentage rents collected prior to the Closing shall be prorated at Closing as if received ratably throughout the year. Percentage rents paid or payable at a later date shall be adjusted in accordance with Section
                                                                     -------
6(g), below.
----

                         (ii)    Additional rent collected from tenants under
the Existing Leases to cover taxes, insurance, utilities, maintenance, marketing and other operating costs and expenses (commonly known as "common area
                                                           -----------
maintenance charges") shall be prorated as of the Closing Date, along with the
-------------------
expenses for which such charges are collected.

                         (iii)   All rental payments and other charges under the
Ground Leases shall be prorated as of the Closing Date.

                         (iv)    All fees and charges under the Restrictive
Covenants shall be prorated as of the Closing Date.

                         (v)     All real estate taxes, water charges, sewer
rents, vault charges and assessments on the Property on the basis of the fiscal year for which assessed. Sellers shall be responsible for all installments for assessments and bonds which constitute a lien against each Property and are due and payable as of the Closing Date.

                         (vi)    The charges under the Existing Contracts shall
be prorated as of the Closing Date.

                         (vii)   All cash security deposits relating to the
Properties delivered to and retained by Sellers and not otherwise applied in accordance with the provisions of the applicable Lease shall be credited to Buyer at Closing.

                         (viii)  All assumable utility deposits relating to the
Properties shall be transferred and assigned to Buyer, and credited to Sellers, at Closing.

                         (ix)    The parties shall adjust the Purchase Price for
such other items as are customarily apportioned between sellers and purchasers of real properties of a type similar to the Properties and located in the states where such Property is located.

     The provisions of this Section 6(f) shall survive the Closing.

                    (g) In the event that the Existing Leases require the reconciliation of additional rent "pass-throughs" to the landlord for common area maintenance charges, real estate taxes or other operating expenses, or for the payment of percentage rents, Buyer shall perform all of the obligations of the landlord under the Existing Leases with respect to such reconciliations for the year of Closing as and when required by the terms of the Existing Leases and provide Sellers with the results of such reconciliations no later than June 30, 2002. Sellers agree to deliver or make available to Buyer such information regarding the reconciliations and the underlying charges as may be in Sellers' possession or control. If such results reflect the underpayment of additional rent by tenants of the Properties for the year of Closing, Buyer shall bill the appropriate amounts to such tenants in accordance with the terms of their leases and remit to Sellers their pro rata share of the amount collected from the tenants within thirty (30) days of Buyer's collection of the same. If such results reflect the overpayment of additional rent by tenants of the Properties for the year of Closing, Buyer shall deliver to Sellers an invoice from Buyer. Sellers shall pay to Buyer Sellers' pro rata share of the amounts due to such tenants within thirty (30) days of Buyer's demand, and Buyer shall pay to Sellers within thirty (30) days following receipt Sellers' pro rata share of the amounts collected from tenants which are due to Sellers (based on the amount of expenses actually incurred by Sellers' and Buyer, respectively, which are reimbursable through common area charges). The provisions of this Section 6(g) shall survive the Closing.

                    (h) If any of the items described in Section 6(f) or 6(g) hereof cannot be apportioned at the Closing because of the unavailability of information as to the amounts which are to be apportioned or otherwise, or are incorrectly apportioned at Closing or subsequent thereto, such items shall be apportioned or reapportioned, as the case may be, as soon as practicable after the Closing Date or the date such error is discovered, as applicable; provided that, neither party shall have the right to request apportionment or reapportionment of any such item at any time following one year after the Closing Date. If the Closing shall occur before a real estate or personal property tax rate or assessment is fixed for the tax year in which the Closing occurs, the apportionment of taxes at the Closing shall be upon the basis of the tax rate or assessment for the preceding fiscal year applied to the latest assessed valuation. Promptly after the new tax rate or assessment is fixed, the apportionment of taxes or assessments shall be recomputed and any discrepancy resulting from such recomputation and any errors or omissions in computing apportionments at Closing shall be promptly corrected and the proper party reimbursed, which obligations shall survive the Closing. The provisions of this
Section 6(h) shall survive the Closing.

                    (i) No prorations shall be made for amounts which are delinquent as of the Closing Date or unbilled common area charges and other amounts under the Existing Leases. Buyer shall use reasonable efforts to collect or attempt to collect such amounts for the benefit of Sellers but shall not be required to (i) spend more than nominal amounts or (ii) to declare a tenant in default under its Existing Lease to collect such rent. Buyer agrees, for a period of six (6) months after the Closing Date, to include in its billing to tenants invoices for these delinquent or unbilled amounts to the extent provided by Sellers in writing to Buyer, and agrees to refer tenants having questions as to their invoices to a designated contact person of the applicable Seller. Buyer shall not have the right to forgive such amounts. Buyer shall be paid a collection fee of 25% of the amounts collected which are delinquent as of the Closing Date or unbilled amounts relating to periods preceding January 1, 2001, which fee shall be deducted by Buyer from the amounts collected. Subject to the terms of Section 6(f), Buyer shall remit all such
                                   ------------
amounts received, less its fee, if applicable, to Sellers promptly following receipt. Sellers shall have no right to attempt to collect such amounts or to bring any action on account thereof, except that Sellers may (i) file and prosecute an action against any person who is no longer a tenant of any Property, and (ii) bring a claim or counterclaim relating to pre-closing events against a tenant that files a legal action against a Seller.

                    (j) Buyer shall pay the premium for the Title Policy, the cost of the Commitments, and all Survey costs.

                    (k) The cost of any transfer and recordation taxes (including documentary stamps) applicable to the Deeds and the Ground Lease Assignments shall be paid by Buyer. Sellers shall pay any and all transfer and recording taxes and recording fees applicable to the Community Center Deeds. Sellers shall pay any fees or expenses required under the Ground Leases to effectuate an assignment of the Ground Leases.

                    (l) The Title Company's fees for escrow services shall be divided equally between Buyer and Sellers.

                    (m) Sellers shall pay any and all assumption fees, mortgage assumption taxes, rating agency fees, lender attorneys' fees, local counsel fees and other costs assessed by the holders of, or in connection with the assignment and assumption of, the REMIC Loan, and any and all prepayment fees, attorneys' fees and other costs assessed in connection with the release of the Community Center Properties from the lien of the REMIC Loan. Buyer shall pay any and all assumption fees, mortgage assumption taxes, rating agency fees, lender attorneys' fees, local counsel fees and other costs assessed by the holders of, or in connection with the assignment and assumption of the CapMark Loan. Sellers shall be responsible for all costs incurred in connection the satisfaction of the "Carolina Outlet Loan" at Closing. Buyer shall pay its own costs and attorneys' fees in connection with the assumption or prepayment of the Assumable Debt, including the costs of negotiating any Assumption Agreements and of providing such legal opinions as the holder of the debt obligations may reasonably request with regard to formation and existence, non-consolidation, and non-disqualification; provided, however, that should any local counsel opinions be required of counsel to Buyer by the holder of the REMIC Loan, Sellers agree to pay reasonable attorneys' fees on account of each such opinion. Sellers shall pay its own costs and attorneys' fees in connection with the assumption or prepayment of the Assumable Debt or the Carolina Outlet Loan, including the costs of negotiating any Assumption Agreements. Interest due on account of the Assumable Debt (to the extent to be assumed hereunder) shall be prorated at Closing. Provided that the REMIC Loan is to be assumed by Buyer at Closing, at Closing, Buyer shall receive a credit in an amount equal to the difference between (A) the interest payable on account of the REMIC Loan for the period commencing with the Closing Date and ending on December 2, 2001 and (B) the interest that would have been payable on account of the REMIC Loan for the period commencing with the Closing Date and ending on December 2, 2001, if the applicable interest rate had been 1.05% per annum above the 30-day London Interbank Borrowing Rate quoted by The Wall Street Journal on the Closing Date, and Sellers shall receive a credit in the amount of any escrows, holdbacks, cash collateral or undisbursed funds held by the applicable lender or servicer in connection with the Assumable Debt (to the extent to be assumed by Buyer).

                    (n) Possession of the Properties and original or certified copies of all Ground Leases, Existing Leases and Existing Contracts, and originals or copies of Permits (if available) shall be delivered to Buyer at Closing. Originals or copies of any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by Buyer which have not previously been delivered will also be delivered or made available to Buyer following the Closing.

     7.   Covenants of the Parties.
          ------------------------

                    (a) During the term of this Agreement, no new leases or amendments, expansions, terminations or renewals of Existing Leases (except as expressly required by the terms of the Existing Lease) shall be entered into without the prior written consent of Buyer, which consent may be granted or withheld in Buyer's reasonable discretion. Should Buyer fail to respond to any written request for consent within ten (10) days following receipt of such request, Buyer shall be deemed to have granted its consent hereunder. Buyer shall assume and be responsible for all leasing commissions, tenant improvement allowances or reimbursement amounts, and other related leasing costs for any permitted new lease or amendment, expansion or renewal of Existing Leases entered into following the Effective Date. Any permitted new lease or amendment, expansion or renewal of Existing Leases shall be included in the term "Existing Leases" under this Agreement from and after the effective date of such document.

                    (b) During the term of this Agreement, no new management, service or supply contracts, billboard leases or licenses, equipment rental agreements, and other contracts related to the ownership or operation of the Properties (collectively, "Contracts") or amendments, expansions, terminations
                           ---------
or renewals of Existing Contracts shall be entered into without the prior written consent of Buyer, which consent may be granted or withheld in Buyer's reasonable discretion; provided, however that Sellers may enter into new contracts that are terminable at Closing without any termination fee or penalty. The provisions of this Section 7(b) shall not apply to the documents and
                       ------------
instruments referred to in the Welcome Assumption which have been provided to Buyer prior to the Effective Date, and any amendments, supplements or modifications to those documents which do not adversely affect Buyer or the value of the Cary, NC Property in any material respect. Any permitted new Contract or amendment, expansion or renewal of Existing Contracts shall be included in the term "Existing Contracts" under this Agreement from and after the effective date of such document.

                    (c) During the term of this Agreement, the Sellers shall not enter into any amendments or modifications of the Mortgage Documents without the prior written consent of Buyer, which consent may be granted or withheld in Buyer's reasonable discretion, with the exception of the pending modification to the substitution language applicable to the CapMark Loan, a copy of which has been delivered to Buyer. Any permitted amendment or modification of the Mortgage Documents shall be included in the term "Mortgage Documents" under this Agreement from and after the effective date of such document.

                    (d) During the term of this Agreement, the Sellers shall not enter into any new Restrictive Covenant or any amendments or modifications of existing Restrictive Covenants without the prior written consent of Buyer, which consent may be granted or withheld in Buyer's reasonable discretion, with the exception of the easements, covenants and restrictions referred to in the Welcome Assumption and provided to Buyer prior to the Effective Date, and any amendments, supplements or modifications to those documents which do not adversely affect Buyer or the value of the Cary, NC Property in any material respect. Any permitted new Restrictive Covenant or amendment, expansion or renewal of Restrictive Covenants shall be included in the term "Restrictive Covenants" under this Agreement from and after the effective date of such document.

                    (e) During the term of this Agreement, the Sellers shall continue to manage, operate and maintain the Properties in the ordinary course of business and in the manner such Properties were managed, operated and maintained preceding the Effective Date.

                    (f) Following the expiration of the Review Period, Sellers agree to deliver to contractors under any Existing Contracts such notices of termination as Buyer may reasonably request; provided, however, that delivery of such notice shall not relieve Buyer from the obligation to assume any and all outstanding Existing Contracts as of the Closing Date. If Sellers shall be unable to obtain as of the Closing Date any consents or approvals which may be required to permit assignment and assumption of an Existing Contract, the applicable Existing Contract shall not be assigned to, or assumed by, Buyer at Closing.

                    (g) For a period of two (2) years after the Closing Date, on Buyer's request and with reasonable notice, to the extent permitted under applicable law and appropriate confidentiality restrictions, Sellers shall make all books, records and other materials in Sellers' possession relating to the Properties and reasonably requested by Buyer available to Buyer for inspection, copying and audit by Buyer's independent certified public accountants, and shall cooperate in obtaining any consents needed from Arthur Andersen to permit access by Buyer to their work papers for federal securities law purposes, provided that Buyer shall reimburse Sellers for its reasonable out-of-pocket costs and expenses in connection therewith.

                    (h) Prior to Closing, Sellers shall satisfy or make appropriate provision for the payment of all real estate taxes and assessments then due and payable, all bills and claims for water and sewer service, and all claims for payments due mechanics or materialmen.

                    (i) Prior to the expiration of the Review Period, Buyer shall advise Sellers in writing of those property level employees of KPT who Buyer intends to retain following the Closing, if any.

                    (j) Prior to Closing, Sellers shall promptly deliver to Buyer copies of all material notices received by Sellers from, or delivered by Sellers to, any tenants under Existing Leases, ground lessors under the Ground Leases, parties under the Restrictive

Covenants, governmental authorities or other parties with respect to any Property. Sellers shall provide Buyer with prompt notice if Sellers shall learn of any facts or circumstances which shall make any of the representations or warranties of Sellers contained herein inaccurate or incorrect in any material respect.

                    (k) Sellers shall maintain their existing casualty insurance policies on the Properties.

                    (l) Prior to Closing, KPT Mortgage shall complete the alterations to the Improvements at the CapMark Property located in Raleigh, NC, free and clear of all claims for payments due mechanics and materialmen, in a good and workmanlike manner, in accordance with governmental regulations and the terms of any applicable Existing Leases; provided, however, that if such work is not completed prior to Closing, Sellers and Buyer shall enter into an agreement in a form reasonably acceptable to Buyer and Sellers to withhold in escrow from the proceeds due Sellers 125% of the amount reasonably agreed by Buyer and Seller to be required to complete such work in accordance with this Section
                                                                    -------
7(l), and to release to Sellers any funds remaining following completion.  The
----
provisions of this Section 7(l) shall survive the Closing.
                   ------------

     8.   Representations and Warranties of Seller.  Sellers hereby jointly and
          ----------------------------------------
severally represent and warrant to Buyer as follows:

                    (a) KPT is a limited partnership duly organized and validly existing under the laws of the State of Delaware and is authorized to do business in the states where its Properties are located. Konover is a corporation duly organized and validly existing under the laws of the State of Maryland and is authorized to do business in the states where its Properties are located. Each of the Sellers other than KPT and Konover is a limited liability company duly organized and validly existing under the laws of the State of Delaware and is authorized to do business in the states where its Properties are located. Each Seller has the power and authority to (i) own and operate its Properties, (ii) to enter into this Agreement and (iii) perform its obligations and consummate the transactions contemplated under this Agreement without the approval, consent or joinder of any other party or entity, other than consent for the transfer of the Assumed Debt and the assignment of the Ground Leases.

                    (b) This Agreement and all documents executed and delivered by Sellers are or at the time of Closing will be duly authorized, executed, and delivered by the applicable Seller, and the legal, valid, and binding obligations of such Seller. Such documents do not violate any provisions of or cause a default under any material agreement, instrument or judicial order to which any Seller is a party or by which any Seller or any Property is bound.

                    (c) None of the Sellers has commenced (within the meaning of any Bankruptcy Law (as hereinafter defined)) a voluntary case, nor has there been commenced against any Seller an involuntary case, nor has any Seller consented to the appointment of a Custodian (as hereinafter defined) for it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any Bankruptcy Law that is for relief against any Seller in an involuntary case or appointed a Custodian of any Seller. For purposes of this Section 8(c), "Bankruptcy Law" means Title 11, U.S. Code, or
                 ------------   --------------
any similar federal or state law for the relief of debtors, and "Custodian"
                                                                 ---------
means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                    (d) The Mortgage Documents delivered to Buyer include true, accurate and complete copies of all the material documents and instruments in effect with respect to the Assumable Debt, including any and all amendments and supplements thereto. Sellers are not in default in any material respect under any of the Mortgage Documents, and Sellers have not received written notice that Sellers are in default under any of the Mortgage Documents, which default remains uncured.

                    (e) The Existing Leases delivered to Buyer include true, accurate and complete copies of all the material documents and instruments in effect with respect to the Existing Leases, including any and all amendments and supplements thereto. The Rent Roll delivered to Buyer is true, correct and complete in all material respects. Except as disclosed in the Rent Rolls delivered to Buyer, no tenant is in default in the payment of its monthly rent under the applicable Existing Lease. To Sellers' knowledge, no tenant is otherwise in default in any material respect under any Existing Lease except as set forth on Exhibit T-1. Sellers are not in default in any material respect
             -----------
under any Existing Lease except as set forth on Exhibit T-2, and Sellers have
                                                -----------
not received written notice that Sellers are in default under any of the Existing Leases, which default remains uncured. Sellers are not obligated to provide tenant improvements or to provide an allowance for reimbursement of tenant improvements or other tenant inducement costs, or to pay leasing commissions, on account of any tenant of the Properties, with the exception of
(i) those obligations described in Exhibit T-3, and (ii) obligations which are
                                   -----------
not yet due and payable on account of the extension or renewal of lease terms which have not yet been exercised. Except as set forth in the Rent Roll and the Existing Leases and the rights of subtenants, there are no oral or written leases, licenses or occupancy agreements with any person, and no person has any right to occupy any of the Properties except pursuant to the Existing Leases. No rent under any Existing Lease has been paid more than one month in advance and, to the knowledge of Sellers, no tenant has any defense or offset to rent accruing after the Closing Date. Sellers are the landlords under all of the Existing Leases and have not assigned or otherwise hypothecated their interest therein (other than in connection with the Assumable Debt and the Carolina Outlet Loan).

                    (f) Except for commission obligations described in the Existing Leases, Sellers have not entered into any lease brokerage agreements or lease commission agreements for which commissions may be due and payable by Buyer following the Closing Date.

                    (g) Except as disclosed in the Due Diligence Materials, Sellers have no knowledge of any subleases or assignments of any Existing Leases affecting any Property other than subleases or assignments which did not result in a change of a trade name.

                    (h) The Existing Contracts delivered to Buyer include true, accurate and complete copies of all the material documents and instruments in effect with respect to the Existing Contracts. Sellers are not in default in any material respect under any Existing

Contract, and no other party, to Seller's knowledge, is in default in any material respect under any Existing Contract except as set forth on Exhibit U,
                                                                    ---------
and Sellers have not received written notice that Sellers are in default under any Existing Contract, which default remains uncured. Other than the Existing Contracts, there are no management, service, or supply contracts, billboard leases or licenses, equipment rental agreements, and other contracts related to the ownership or operation of the Properties which will be binding on Buyer following the Closing Date.

                    (i) The Ground Leases delivered to Buyer include true, accurate and complete copies of all material documents and instruments in effect with respect to the Ground Leases, including any and all amendments and supplements thereto. Sellers are not in default in any material respect under any Ground Lease, and no other party, to Seller's knowledge, is in default under any Ground Lease, and Sellers have not received written notice that Sellers are in default under any Ground Lease, which default remains uncured.

                    (j) The Restrictive Covenants delivered or made available to Buyer include true, accurate and complete copies of all material documents and instruments in effect with respect to the Restrictive Covenants, including any and all amendments and supplements thereto. To Sellers' knowledge, Sellers are not in default in any material respect under any Restrictive Covenant, and no other party, to Seller's knowledge, is in default in any material respect under any Restrictive Covenants, and Sellers have not received written notice that Sellers are in default under any Restrictive Covenants, which default remains uncured.

                    (k) The Operating Statements are true, correct and complete in all material respects and do not contain any untrue statement of a material fact, or omit to state a material fact, necessary to make the information contained therein not misleading, except that corporate costs that relate to leasing and tenant coordinating activities provided by Konover and KPT in the ordinary course of business, including costs of corporate attorneys, leasing personnel, accountants and other administrative staff, outside attorneys, accountants and consultants, and other overhead costs, may not be reflected in such statements. The financial statements from which the Operating Statements were prepared (and which the Operating Statements reflect) fairly present, in all material respects, the results of the operations of the Properties in conformity with accounting principles generally accepted in the United States.

                    (l)  Except as set forth on Exhibit V attached hereto,
                                                ---------
Sellers have not sold, assigned or conveyed, or granted any rights or options to any person (including, without limitation, tenants) to purchase all or any portion of the Properties, the Improvements, the Personal Property, the Intangible Personal Property, or the ownership interests in REMIC, KPT Mortgage or KPT Smithfield.

                    (m) To Sellers' knowledge, the present use and operation of the Properties as retail shopping centers are authorized by and in all material respects in compliance with applicable zoning and land use requirements and restrictions, or appropriate permits have been obtained so as to authorize any non-compliance. To Sellers' knowledge, valid permanent certificates of occupancy have been issued for the Improvements on each of the Properties. Except as set forth on Exhibit CC attached hereto, Sellers have not received prior to the
         ----------
date of
this Agreement any written notification from any governmental authority that any Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws, where such violation remains outstanding.

                    (n) All Personal Property owned by Sellers and used in connection with the ownership, maintenance, use or operation of the Property, including, without limitation, the items having a value in excess of $1,000 and listed on Exhibit AA attached hereto, shall be assigned to Buyer at the Closing,
          ----------
free and clear of all liens, claims or encumbrances except the Permitted Encumbrances.

                    (o) There are no litigations, actions, suits or other proceedings, judicial or administrative, pending against Sellers or the Properties and Sellers have not received written notice of any existing or threatened, litigation, action, suit or other proceeding, judicial or administrative, by any person or any governmental authority, against Sellers or arising in connection with any Property which would interfere in any material respect with Sellers' ability to comply with their obligations under this Agreement. There are no strikes or other material labor disputes pending, or, to Sellers' knowledge, threatened with respect to any Property. Sellers are not party to or bound by any collective bargaining agreements. To Sellers' knowledge, there are no organizing activities involving the employees of Sellers pending threatened.

                    (p) Sellers have not received written notice from the providing utility of any pending or threatened reduction or elimination of any utility service to any of the Properties.

                    (q) Sellers have not received written notice from any insurance company or board of fire underwriters of any cancellation of any insurance policy or alleging any defects or conditions require repair, restoration or replacement with respect to any of the Properties.

                    (r)  Except as set forth in Exhibit W, there is no pending,
                                                ---------
or to Sellers' knowledge, threatened condemnation or eminent domain which would affect any Property in any material respect, or any plans to widen, modify or realign any street or highway abutting any Property which would materially and adversely affect any Property.

                    (s) Sellers have delivered to Buyer true and correct copies of all environmental reports, environmental site assessments and engineering reports prepared by or on behalf of Sellers (and in Sellers possession) in connection with the Properties as set forth on Exhibit G. Except as disclosed in
                                               ---------
the Reports provided or made available to Buyer during the Review Period, Sellers have not received written notice from any governmental authority or agency having jurisdiction over a Property and Sellers have no knowledge of any violation of Environmental Laws related to a Property or the presence or release of Hazardous Materials on or from any Property. The term "Environmental Laws"
                                                          ------------------
means the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the Effective Date, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials"
                                                        -------------------
includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

                    (t)  Seller is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Code.

                    (u) Buyer shall not be responsible for any obligations with respect to any persons employed at the Properties, whether under the WARN Act or otherwise, by virtue of Buyer's acquisition of the Properties.

                    (v)  To Sellers' knowledge, except as set forth on Exhibit
                                                                       -------
DD, no tenant under any Existing Lease is currently involved in a proceeding
--
under Bankruptcy Law.

                    For purposes of this Section 8, "Seller's knowledge" or
                                         ---------
words of similar import refer to the actual knowledge of Marcus B. Liles III, Robin W. Malphrus, Christopher G. Gavrelis, Daniel J. Kelly, Linda M. Swearingen, Rebecca Bottoff and J. Michael Maloney without imputation of the knowledge of any other person; provided, however, that Sellers agree to inquire of the property managers of each Property as to the representations and warranties set forth in this Section 8, and make such additional inquiries as
                             ---------
are in good faith required in response to Sellers' initial inquiries, and to advise Buyer of any material inaccuracies in the representations and warranties reported as a result of such inquiries. Sellers' represent and warrant that the foregoing persons constitute all managerial personnel with principal responsibilities relating to the operations of the Properties. If the transactions contemplated hereby shall be consummated, as of the Closing Date , Sellers' warranties and representations shall be qualified by and deemed to be modified to include exception for any information provided in the Due Diligence Materials and any actual knowledge obtained by Buyer during the Review Period (which may include any qualifications to the representations and warranties provided in writing to Buyer prior to Closing). Should Buyer, prior to Closing, discover information which indicates that any of Seller's representations or warranties are untrue, incorrect or incomplete in any material respect prior to the Closing (each, a "breach"), Buyer's shall provide written notice of such
                      ------
information to Seller promptly, but in any event prior to Closing, and failure to do so shall constitute a waiver of such breach.

     AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH, BUYER AGREES TO ACCEPT EACH PROPERTY ON AN "AS IS" AND "WHERE IS" BASIS, WITH ALL FAULTS. EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS SPECIFICALLY MADE BY SELLERS IN THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH, NO WARRANTY OR REPRESENTATION IS MADE BY SELLERS WITH RESPECT TO ANY PROPERTY AS TO (I) FITNESS FOR ANY PARTICULAR PURPOSE, (II) MERCHANTABILITY, (III)

CONDITION, (IV) ABSENCE OF DEFECTS OR FAULTS, (V) ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, (VI) FLOODING, OR (VII) COMPLIANCE WITH LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT, AS THEY MAY APPLY TO THE CURRENT CONDITION OF SUCH PROPERTY OR BUYER'S INTENDED DEVELOPMENT, CONSTRUCTION OR USE, OR FOR ANY OTHER PURPOSE. WITHOUT WAIVING ANY RIGHTS OF BUYER IN THE EVENT SELLERS SHALL HAVE COMMITTED FRAUD, BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTIES AND THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH, BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLERS OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER SELLERS OR ON SELLERS' BEHALF CONCERNING THE PROPERTIES. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO ANY DOCUMENTS EXECUTED OR DELIVERED AT CLOSING.

     9.   Representations and Warranties of Buyer.  Buyer hereby represents and
          ---------------------------------------
warrants to Sellers as follows:

                    (a) Buyer is a limited partnership duly organized and validly existing under the laws of the State of Delaware. Buyer has the power and authority to own its property and carry on its business as and where it is now conducted and has the power and unrestricted authority to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement, including delivery of the funds and other items required for Closing, without the approval or joinder of any other person or entity.

                    (b) This Agreement and all documents executed by Buyer which are to be delivered at the Closing are or at the time of Closing will be duly authorized, executed, and delivered by Buyer, and are or at the Closing will be legal, valid, and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.

                    (c) Buyer is controlled by an entity which owns or controls or is the general partner of (i) an entity which, together with its affiliates, exclusive of the Properties encumbered by the Assumable Debt, has a current net worth of at least $100 million and total assets of at least $200 million; or
(ii) a pension fund, account or trust, or an investment vehicle established by such entity, which has total assets exclusive of the Properties encumbered by the Assumable Debt of at least $100 million, and which is managed by an entity which controls at least $200 million in real estate assets.

                    (d) Buyer or its affiliates currently self manage at least six (6) retail outlet centers in the United States totaling at least 600,000 square feet, exclusive of the Properties.

     10.  Loss by Fire or Other Casualty; Condemnation.
          --------------------------------------------

                    (a) Risk of loss up to and including the Closing Date shall be borne by Sellers. In the event of any material damage to or destruction of the Properties or the Improvements or any portion thereof, Buyer may, at its option, by notice to Sellers given within fifteen (15) days after Sellers notify Buyer of such damage or destruction (and if necessary the Closing Date shall be extended to give Buyer the full fifteen (15) day period to make such election):
(i) terminate this Agreement and the Deposit shall be immediately returned to Buyer and thereafter neither party shall incur any further liability or obligations under this Agreement, provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement, or (ii) proceed under this Agreement, receive any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Sellers as a result of such damage or destruction and assume responsibility for such repair, and Buyer shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. If Buyer elects (ii) above, Buyer may extend the Closing Date for up to an additional thirty (30) day period in which to obtain insurance settlement agreements with Sellers' insurers, and Sellers will cooperate with Buyer in obtaining the insurance proceeds and such agreements from Sellers' insurers (whether prior to or following Closing). If the Properties are not materially damaged, then Buyer shall not have the right to terminate this Agreement, but Sellers shall, at their cost, repair the damage before the Closing in a manner reasonably satisfactory to Buyer or if repairs cannot be completed before the Closing, credit Buyer at Closing for the reasonable cost to complete the repair. "Material damage" and "materially damaged" means (i) with respect to all of the
 ---------------       ------------------
the Properties or the Improvements, damage reasonably anticipated to exceed $5,000,000 to repair, or (ii) damage reasonably anticipated to exceed $1,000,000 to repair any damage to any one of the shopping centers located in Vacaville, CA, Smithfield, NC and/or North Bend, WA. Sellers shall promptly notify Buyer of any casualty affecting all or any portion of the Properties or Improvements. The provisions of this Section 10(a) shall survive the Closing.

                    (b) In the event any proceedings in eminent domain are instituted by any body having the power of eminent domain with respect to the Properties or the Improvements or any material portion thereof, Buyer may, at its option, by notice to Sellers given within fifteen (15) days after Sellers notify Buyer of such proceedings (and if necessary the Closing Date shall be extended to give Buyer the full fifteen (15) day period to make such election):
(i) terminate this Agreement and the Deposit shall be immediately returned to Buyer and thereafter neither party shall incur any further liability or obligations under this Agreement; provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement, or (ii) proceed under this Agreement, in which event Sellers shall, at the Closing, assign to Buyer its entire right, title and interest in and to any condemnation award, and Buyer shall have the sole right during the pendency of this Agreement and following the Closing to negotiate and otherwise deal with the condemning authority in respect of such matter. "Material portion" shall mean (i) portions affecting the value of the
         ----------------
Properties or the Improvements in an amount exceeding $5,000,000 in the aggregate (whether by virtue of the value of the Properties or the Improvements or interest in the Properties or the Improvements to be taken, the impact to the value of the Property as a result of such taking, or otherwise), or (ii) any portion affecting the value of any one of the Properties located in Vacaville, CA, Smithfield, NC or North Bend, WA exceeding $1,000,000 (whether by virtue of the value of the Properties or the Improvements or interest in the Properties or the Improvements to be taken, the impact to the value of the Property as a result of such taking, or otherwise). Sellers shall promptly notify Buyer of any taking affecting all or any portion of the Properties or Improvements. Sellers will cooperate with Buyer in obtaining any condemnation award (whether prior to or following Closing). The provisions of this Section 10(b) shall survive the Closing.

     11.  Default; Remedies.
          -----------------

                    (a) If Buyer should default in any material respect in the performance of any of Buyer's obligations under this Agreement, or should any representation or warranty of Buyer pursuant to Section 9 be untrue in any
                                                ---------
material respect, and provided that Sellers have duly and timely performed all of their obligations and are not in default hereunder in any material respect, as Sellers' sole and exclusive remedy, Sellers may terminate this Agreement, in which event the Deposit shall be returned to Buyer after deducting therefrom the amount necessary to reimburse Sellers for all costs and expenses reasonably incurred by Sellers in connection with the preparation and negotiation of this Agreement, assisting Buyer in its investigations of the Properties (including any title or survey costs incurred on Buyer's behalf), satisfaction of the Assumption Conditions, and in exercising any of Sellers' rights and the performance of Sellers' obligations under this Agreement; provided, however, in the event of Buyer's failure to deliver funds or documents required to be executed and delivered by Buyer pursuant to Section 6(c), above, or any other
                                            ------------
material default by Buyer resulting from willful or intentional misconduct, fraud or intentional misrepresentation, or similar acts or omissions, and provided that Sellers have duly and timely performed all of their obligations and are not in default hereunder in any material respect, Sellers shall be entitled to terminate this Agreement and receive and retain the Deposit as liquidated damages and as Sellers' sole and exclusive remedy for any such default; provided, however, that should Buyer's default be other than a failure to deliver the funds or documents required to be executed and delivered by Buyer pursuant to Section 6(c), above, prior to exercising its right to terminate this
            ------------
Agreement, Sellers shall provide Buyer with not less than ten (10) days prior written notice in order to afford Buyer an opportunity to cure such default. Buyer and Sellers agree that in the event of Buyer's default, Sellers' damages would be difficult to ascertain and the Deposit represents a reasonable estimate of such damages under the circumstances. The foregoing remedies shall be the sole and exclusive remedies of Sellers resulting from Buyers default under this Agreement, with Sellers hereby waiving any rights they might otherwise have to sue for damages (including incidental, special, indirect, consequential, punitive or other speculative or compensatory damages) or seek specific performance, injunctive relief or any other equitable remedy.

                    (b) If Sellers should default in any material respect in the performance of any of Sellers' obligations under this Agreement, or should any representation or warranty of

Sellers pursuant to Section 8 be untrue in any material respect, and provided
                    ---------
that Buyer has duly and timely performed all of its obligations and is not in default hereunder in any material respect, as Buyer's sole and exclusive remedy, Buyer may terminate this Agreement, in which event the Deposit shall be promptly returned to Buyer and Sellers shall, within thirty (30) days of termination, reimburse Buyer for all costs and expenses reasonably incurred by Buyer in connection with the preparation and negotiation of this Agreement, Buyer's investigations of the Properties (including any title and survey costs), satisfaction of the Assumption Conditions, and in exercising any of Buyer's rights and the performance of Buyer's obligations under this Agreement; provided, however, in the event of Sellers' failure to deliver documents required to be executed and delivered by Sellers pursuant to Section 6(d),
                                                             ------------
above, or any other material default by Sellers resulting from willful or intentional misconduct, fraud or intentional misrepresentation, or similar acts or omissions, Buyer shall be entitled to terminate this Agreement, the Deposit shall be promptly returned to Buyer and, in addition to the return of the Deposit, Seller shall pay to Buyer within thirty (30) days of such termination the sum of $5,000,000 as liquidated damages and as Buyer's sole and exclusive remedy for any such default (unless Sellers shall fail to pay such amount to Buyer within such thirty (30) day period in which event, such amount shall bear interest at the rate of two percent (2%) above the "prime rate" quoted from time to time by The Wall Street Journal and Buyer shall have all remedies available at law or in equity with respect to such failure to pay such liquidated damages); and provided, further, that should Sellers' default be other than a failure to deliver the documents required to be executed and delivered by Sellers pursuant to Section 6(d), above, and should such default be reasonably
                    ------------
susceptible to cure, prior to exercising its remedies under this Agreement, Buyer shall provide Sellers with not less than ten (10) days prior written notice in order to afford Sellers an opportunity to cure such default. Buyer and Sellers agree that in the event of Sellers' default, Buyer's damages would be difficult to ascertain and $5,000,000 represents a reasonable estimate of such damages under the circumstances. The foregoing remedies shall be the sole and exclusive remedies of Buyer resulting from Sellers' default under this Agreement, with Buyer hereby waiving any rights it might otherwise have to sue for damages (including incidental, special, indirect, consequential, punitive or other speculative or compensatory damages) or seek specific performance, injunctive relief or any other equitable remedy.

     12.  Cross-Indemnification.
          ---------------------

          Intentionally Deleted.

     13.  Miscellaneous.
          -------------

                    (a)  Notices.  Unless otherwise provided herein, any notice
                         -------
required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given the day after such notice was deposited with a nationally-recognized overnight delivery service, or the date sent by confirmed telecopy and addressed as follows:

                    If to Buyer:   Chelsea Property Group, Inc.
                    -----------
                                   103 Eisenhower Parkway
                                   Roseland, NJ 07068
                                   Attn: Michael J. Clarke
                                   Fax No.: (973) 228-1694

                    Copy to:       Stroock & Stroock & Lavan LLP
                    -------
                                   180 Maiden Lane
                                   New York, NY 10038
                                   Attn: Martin H. Neidell
                                   Fax No: (212) 806-6006

                    If to Sellers: KPT Properties, L.P.
                    -------------
                                   c/o Konover Property Trust, Inc.
                                   3434 Kildaire Farm Road
                                   Suite 200
                                   Raleigh, NC 27606
                                   Attn: Legal Department
                                   Fax No: (919) 372-3261

                    Copy to:       Mayer, Brown & Platt
                    -------
                                   1909 K Street, N.W.
                                   Washington, D.C. 20006
                                   Attn: Howard A. Parelskin
                                   Fax No: (202) 263-3300

or such other address as either party may from time to time specify in writing to the other.

                    (b)  Brokers and Finders.  None of the parties has had any
                         -------------------
contact or dealings regarding the Properties, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein, except for advisory fees due Credit Suisse First Boston by Sellers and Merrill Lynch & Co. by Buyer pursuant to separate agreements. Buyer shall indemnify, save harmless and defend Sellers from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Buyer in connection with this transaction, other than those parties identified herein. Sellers shall jointly and severally indemnify, save harmless and defend Buyer from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Sellers in connection with this transaction, other than those parties identified herein. The provisions of this paragraph shall survive the Closing and any termination of this Agreement.

                    (c)  Successors and Assigns.  At Closing, Buyer shall have
                         ----------------------
the right by delivery of written notice to Sellers, to designate one or more affiliated entities to whom the Properties may be conveyed, provided that, if applicable, such designee shall be acceptable to the holders of the Assumable Debt and such action shall in no manner delay or interfere with the Closing. Except as expressly provided, no party may assign this Agreement without the prior written consent of the other, and any such prohibited assignment shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties.

                    (d)  Amendments.  Except as otherwise provided herein, this
                         ----------
Agreement may be amended or modified only by a written instrument executed by Sellers and Buyer.

                    (e)  Continuation and Survival.  All representations and
                         -------------------------
warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, and shall survive the execution and delivery of this Agreement, the delivery of the Deeds and the Community Center Deeds, and transfer of title to the Properties for a period of one (1) year following the Closing, except as otherwise expressly provided in this Agreement. In addition, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

                    (f)  Governing Law.  This Agreement shall be governed by
                         -------------
and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law.

                    (g)  Consent to Jurisdiction.  Each of Buyer and Sellers
                         -----------------------
hereby irrevocably and unconditionally:

                         (i)    Submits for itself and its property in any legal
action, suit or proceeding in connection with this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                         (ii)   Consents that any such action or proceeding may
be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

                         (iii)  Agrees that nothing herein shall affect the
right to sue in any other jurisdiction.

                    (h)  Merger of Prior Agreements.  This Agreement, including
                         --------------------------
the exhibits hereto, constitutes the entire agreement between the parties with respect to the purchase and sale of the Properties and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof with the exception of the Confidentiality Agreement referred to in Section
                                                                   -------
13(m).
-----

                    (i)  Enforcement.  In the event any party hereto fails to
                         -----------
perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees.

                    (j)  Time of the Essence.  Time is of the essence in the
                         -------------------
performance of this Agreement.

                    (k)  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

                    (l)  Calculation of Time Periods.  Unless otherwise
                         ---------------------------
specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Business Day, in which event the period shall run until the end of the next Business Day. As used herein, the term "Business Day" shall be deemed to mean any day, other than a Saturday or Sunday, on which commercial banks in the State of New York are not required or authorized to be closed for business.

                    (m)  Confidentiality.  Buyer and Sellers agree that, except
                         ---------------
to the extent expressly provided to the contrary in this Agreement, the Confidentiality Agreement dated May 4, 2001, previously executed by Buyer, remains in full force and effect. Buyer shall not record this Agreement or any affidavit or memorandum of this Agreement or any document to which this Agreement is attached.

                    Sellers agree to keep all details of the proposed transaction confidential until Closing, except to the extent that (i) both Sellers and Buyer shall, following execution of this Agreement, agree to make public disclosure as to the material terms of this Agreement, and shall agree as to the content of that disclosure, (ii) disclosure is necessary or appropriate in order to consummate the transaction contemplated hereby, (iii) disclosure is required under applicable securities laws and regulations or the rules of the New York Stock Exchange, or (iv) such information is in the public domain.

                    (n)  Further Assurances.  In addition to the acts and deeds
                         ------------------
recited herein and contemplated to be performed, executed and/or delivered by any party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Properties to Buyer.

                    (o)  Exhibits.  Each of the exhibits attached to this
                         --------
Agreement is incorporated into and made a part of this Agreement. To the extent that any exhibit has not been completed or agreed upon as of the date of execution of this Agreement, this Agreement shall nonetheless constitute a binding agreement between the parties relating to the matters set forth herein, the parties agree to negotiate in good faith to agree as to the form and content of those exhibits during the Review Period, and prior to the expiration of the Review Period, those exhibits shall be attached to and made a part of this Agreement as if attached to and made a part of this Agreement as of the Effective Date.

                    (p)  Third Parties.  Nothing in this Agreement, whether
                         -------------
expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any other person other than the parties hereto and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Agreement. This Agreement is not intended to and does not create any third party beneficiary rights whatsoever.

                    (q)  WAIVER OF TRIAL BY JURY.  SELLERS AND BUYER HEREBY
                         -----------------------
WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY SUCH PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

     14.  Repurchase of Las Vegas.
          -----------------------

                    (a) Provided that the consent of the holder of the REMIC Loan is obtained prior to the expiration of the Review Period (or the Assumption Conditions Extension, if applicable) in accordance with the provisions of
Section 4(h), at Closing, Buyer shall grant to KPT the right and option to
------------
purchase the REMIC Property located in Las Vegas, NV for a purchase price of $2,500,000 (the "Option"), free and clear of the REMIC Loan and any liens and
                 ------
encumbrances made or suffered by Buyer, and KPT shall grant to Buyer the right to "put" the Las Vegas, NV Property to KPT for a purchase price of $2,500,000 (the "Put"), free and clear of the REMIC Loan and any liens and encumbrances
      ---
made or suffered by Buyer pursuant to the terms of that certain Option Agreement in the form of Exhibit X attached hereto (the "Las Vegas Option Agreement").
               ---------                       --------------------------
The Option or the Put may be exercised at any time following December 2, 2001 and prior to July 2, 2002 as provided in the Las Vegas Option Agreement.

                    (b) Buyer and Sellers agree that the sum of $2,500,000 (the "Las Vegas Escrow") shall be withheld from the proceeds otherwise due Sellers on
 ----------------
account of the sale of the Properties. The Las Vegas Escrow shall be invested in the same manner as the Deposit, and shall either (i) upon exercise of the Option or the Put, be held and applied by the Title Company in accordance with the provisions of the Las Vegas Option Agreement, or (ii) following July 2, 2002, if neither the Option nor the Put has been exercised, disbursed (together with any earnings thereon) to Sellers.

                    (c) If the consent of the holder of the REMIC Loan is not obtained in accordance with Section 14(a), Buyer nonetheless agrees that on
                            -------------
December 2, 2001, Buyer shall (i) pay in full all amounts due on account of the REMIC Loan and cause the Las Vegas, NV Property to be released from the lien of the Mortgage Documents related to the REMIC Loan, and (ii) grant to KPT the Option as herein described.

                    (d)  The provisions of this Section 14 shall survive
                                                ----------
Closing.

     15.  Retention of VF Properties.
          --------------------------

     The parties acknowledge that this transaction includes provision for the sale to Buyer of the eleven (11) Properties along with any related REMIC Outlot Properties identified on Exhibit Y (the "VF Properties"). Provided that the
                         ---------       -------------
consent of the holder of the REMIC Loan is obtained prior to the expiration of the Review Period in accordance with the provisions of Section 4(h), and Sellers
                                                       ------------
advise Buyer of their election prior to the expiration of such period, Buyer hereby grants to Sellers the right to retain the VF Properties on the terms hereinafter set forth. Sellers shall have the right, at any time prior to the expiration of the Review Period, to waive its right to retain ownership of the VF Properties. If (i) Sellers shall elect to waive Sellers' right to retain ownership of the VF Properties at any time following the fifteenth (15/th/) day prior to the expiration of the Review Period, or (ii) Sellers fail to deliver notice to Buyer prior to the expiration of the Review Period of such waiver and if Sellers shall fail to elect to retain the VF Properties as provided above, then, notwithstanding anything to the contrary contained herein, the Review Period shall be extended (the "VF Properties Extension") with respect to the VF
                               -----------------------
Properties only until (x) with respect to clause (i), the date that is the fifteenth (15/th/) day following Buyer's receipt of Sellers' election to waive Sellers' right to retain ownership of the VF Properties and (y) with respect to clause (ii), the fifteenth (15/th/) day following the expiration of the Review Period; provided, however, that notwithstanding the fact the such extension is limited in scope to the VF Properties, Buyer shall not be precluded from including in an Objection Notice delivered during the VF Properties Extension matters relating to other Properties to the extent that Buyer had previously been precluded from delivering an Objection Notice with respect to such matters because such matters would not constitute a Permitted Objection absent aggregation with objections related to the VF Properties. If Sellers elect to retain the VF Properties, then this Agreement shall be modified as follows:

                    (a) The Purchase Price shall be reduced by $10.00 per rentable square foot of Improvements located on the VF Properties, which the parties agree is approximately 946,800 square feet.

                    (b) The VF Properties shall be retained by REMIC, and the definitions of "Properties", "REMIC Properties", "REMIC Fee Properties", "Ground Lease Properties" and other relevant terms shall be deemed amended accordingly.

                    (c) Sellers shall be relieved from any and all obligations with respect to the delivery of Tenant Estoppels, Ground Lessor Estoppels and Declarant Estoppels, and all other instruments, documents and other information, relating solely to the VF Properties.

                    (d) Buyer shall assume and be liable for the payment of the entire amount of the REMIC Loan and shall assume responsibility for the performance of the obligations under the Mortgage Documents related to the REMIC Loan from and after the Closing Date as to Properties conveyed to Buyer hereunder. REMIC shall remain responsible for the performance of the obligations under the Mortgage Documents related to the REMIC Loan as to each of the VF Properties (other than payment of principal and interest), and Buyer shall promptly upon demand remit to REMIC any amounts paid on account of principal and interest and other amounts due under the REMIC Loan from the VF Properties as a result of amounts withdrawn from "lockbox" accounts by the holder or servicer of the REMIC Loan in accordance with the terms of the applicable Mortgage Documents; provided, however, that REMIC agrees not to voluntarily pay any amounts on account of the REMIC Loan in excess of amounts drawn from the "lockbox" account without the consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. At Closing, (i) Buyer and REMIC shall each execute and deliver a performance and indemnity agreement including cross-indemnification of each party with respect to the performance of each of their respective obligations with respect to the REMIC Loan and the applicable Mortgage Documents and (ii) the Purchase Price shall be reduced by an amount equal to the aggregate total of the costs and expenses incurred by Buyer in connection with its due diligence investigations of the VF Properties.

                    (e) Buyer shall irrevocably agree to the payment and satisfaction of all outstanding amounts due on account of the REMIC Loan on December 2, 2001.

                    (f)  The provisions of this Section 15 shall survive
                                                ----------
Closing.

     16.  Form of Transaction.
          -------------------

     The parties acknowledge that this transaction is structured as a sale of individual properties. However, provided that such action shall be acceptable to the holders of the Assumable Debt, and such action shall in no manner materially delay or interfere with the Closing, Buyer may, by delivery of written notice to Sellers at any time prior to the expiration of the Review Period, elect to acquire all of the beneficial ownership interests in REMIC, KPT Mortgage and/or Smithfield, in which event Buyer and Sellers agree within five
(5) Business Days following such election to enter into an amendment to this Agreement setting forth such modifications as are reasonably necessary or appropriate in order to effect a portion of the transactions contemplated hereby as the purchase of one or more entities in addition to the direct purchase of the remaining Properties.

     17.  Board of Director Approval.
          --------------------------

     Each party hereby agrees to seek the approval of the Board of Directors (or that of its general partner, managing member, or general partner of its managing member, as appropriate) and/or take such other corporate actions and obtain such other corporate approvals as may be necessary or appropriate in order to authorize this Agreement and the consummation of the transactions contemplated hereby, and to provide written or telephonic notice of such approval or failure to obtain such approval to the other party prior to 5:00 p.m. EDST on July 16, 2001. Any party who fails to obtain notice of approval of this Agreement by the other party shall have the right to terminate this Agreement by delivery of written notice to the other party, and if such approval is not obtained and notice of such approval provided on or before 5:00 p.m. EDST on July 17, 2001, this Agreement shall be deemed terminated, in which event the Title Company shall promptly disburse the Deposit to Buyer, and thereafter neither party shall incur any further liability or obligations under this Agreement; provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement.

     18.  Termination by Konover.
          ----------------------

     Notwithstanding anything to the contrary contained in this Agreement, should Sellers at any time prior to the expiration of the Review Period (or, if applicable, the Title and Survey Extension, the Assumption Conditions Extension or the VF Properties Extension) determine that it is necessary or appropriate to terminate this Agreement, Sellers in their sole and absolute discretion may terminate this Agreement by delivering written notice to Buyer prior to the expiration of the Review Period (or, if applicable, the Title and Survey Extension, the Assumption Conditions Extension or the VF Properties Extension), together with a wire transfer of good federal funds to Buyer in the amount of $5,000,000 to an account designated by Buyer on account of such termination, and the Title Company shall promptly disburse the Deposit to Buyer, in which event this Agreement shall be deemed terminated and thereafter neither party shall incur any further liability or obligations under this Agreement; provided, however, that Buyer and Sellers agree that they shall continue to be bound by those provisions of this Agreement which expressly provide that they shall survive any termination of this Agreement.

     19.  Joint and Several Liability.
          ---------------------------

     Each of the Sellers shall be jointly and severally liable for all claims, liabilities, agreements and obligations hereunder.

     20.  Acquisition.
          -----------

     If all or substantially all of the assets or stock or interests of Konover or KPT shall be acquired by another person or entity, or if Konover or KPT shall be merged with or into another entity prior to the Closing, the acquiring entity, as a condition to such transaction, must agree to recognize and acknowledge that Sellers shall continue to be bound under all the provisions of this Agreement.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                    SELLERS:

                              KPT PROPERTIES, L.P.
                              a Delaware limited partnership, doing business in North Carolina as KPT Properties Limited Partnership

                              By:  Konover Property Trust, Inc.
                                   a Maryland corporation
                                   Its General Partner

                              By:_____________________________________
                                 Name:
                                 Title:

                              KONOVER PROPERTY TRUST, INC.,
                              a Maryland corporation
                              Its General Partner

                              By:_____________________________________
                                 Name:
                                 Title:

                              KPT REMIC LOAN LLC

                              By:_____________________________________
                                 Name:
                                 Title:

                              KPT MORTGAGE LLC

                              By:_____________________________________
                                 Name:
                                 Title:

                              SMITHFIELD KPT LLC

                              By:_____________________________________
                                 Name:
                                 Title:

                              BUYER:
                                        CPG PARTNERS, L.P.
                                        a Delaware limited partnership

                                        By:  Chelsea Property Group, Inc.,
                                             a Maryland corporation
                                             Its General Partner

                                        By:_____________________________________
                                           Name:
                                           Title:


CHICAGO TITLE INSURANCE COMPANY

By:_____________________________
   Name:
   Title:

                               LIST OF EXHIBITS
                               ----------------

Exhibit A                Description of REMIC Properties

Exhibits A-1 - A-18      Description of Individual REMIC Properties

Exhibit B                Description of CapMark Properties

Exhibits B-1 - B-13      Description of Individual CapMark Properties

Exhibit C                Description of the Carolina Outlet Center Property

Exhibit D-1              Description of the Hempstead Property

Exhibit D-2              Description of the Tri Cities Property

Exhibit D-3              Description of the Tupelo Property

Exhibit E-1              Description of REMIC Outlot Property (Arcadia)

Exhibit E-2              Description of REMIC Outlot Property (Crossville)

Exhibit E-3              Description of REMIC Outlot Property (Hanson)

Exhibit E-4              Description of REMIC Outlot Property (LaMarque)

Exhibit E-5              Description of REMIC Outlot Property (Union City)

Exhibit E-6              Description of REMIC Outlot Property (West Frankfort)

Exhibit F                Escrow Provisions

Exhibit G                List of Structural and Environmental Reports

Exhibit H                Form of Tenant Estoppel

Exhibit I                Form of Ground Lessor Estoppel

Exhibit J                Form of Declarant Estoppel

Exhibit K                Form of Assignment and Assumption of Ground Lease

Exhibit L                Form of Bill of Sale

Exhibit M                Form of Assignment and Assumption of Leases

Exhibit N                Form of Assignment and Assumption of Service Contracts,
                         Warranties and Guaranties and Other Intangible Property

Exhibit O                Form of Buyer's Certificate

Exhibit P                Form of Welcome Assignment

Exhibit Q                Form of Notice to Tenants

Exhibit R                Form of Seller's Certificate

Exhibit S                Form of FIRPTA Certificate

Exhibit T-1              List of Tenant Defaults

Exhibit T-2              List of Landlord Defaults

Exhibit T-3              List of Outstanding Tenant Obligations

Exhibit U                List of Contract Defaults

Exhibit V                List of Outstanding Options and Purchase Rights

Exhibit W                List of Notices of Pending Actions

Exhibit X                Form of Las Vegas Purchase Agreement

Exhibit Y                List of VF Properties

                         Form of Assignment and Assumption of Reciprocal Easement Agreement

Exhibit AA               List of Personal Property

Exhibit BB               Form of Assignment and Assumption of Reciprocal
                         Easement Agreements

Exhibit CC               Notices of  Violations of Laws

Exhibit DD               List of Tenant Bankruptcies

                                   EXHIBIT A

                           LIST OF REMIC PROPERTIES


Factory Stores of America - Arcadia, Louisiana
Factory Stores of America - Corsicana, Texas
Factory Stores of America - Crossville, Tennessee
Factory Stores of America - Draper, Utah
Factory Stores of America - Hanson, Kentucky
Factory Stores of America - Iowa, Louisiana
Factory Stores of America - Kittery, Maine
Factory Stores of America - Lake George, New York
Factory Stores of America - La Marque, Texas
Vegas Pointe Plaza - Las Vegas, Nevada
Factory Stores of America - Livingston, Texas
Factory Stores of America - Mesa, Arizona
Factory Stores of America - Mineral Wells, Texas
Factory Stores of America - North Bend, Washington
Factory Stores of America - Tucson, Arizona
Factory Stores of America - Union City, Tennessee
Factory Shoppes at Vacaville - Vacaville, California
Factory Stores of America - West Frankfort, Illinois

                                   EXHIBIT B

                          LIST OF CAPMARK PROPERTIES


Factory Stores of America - Boaz, Alabama
Factory Shoppes at Branson Meadows - Branson, Missouri
Dare Centre, Kill Devil Hills, North Carolina
Factory Stores of America - Graceville, Florida
Factory Stores of America - Georgetown, Kentucky
Factory Stores of America - Lebanon, Missouri
MacGregor  Village, Cary, North Carolina
Factory Stores of America - Nebraska City, Nebraska
North Ridge  Shopping Center, Raleigh, North Carolina
Carolina Outlet Center, Smithfield, North Carolina (fee property)
Factory Stores of America - Story City, IO

                                   EXHIBIT C

               [DESCRIPTION OF CAROLINA OUTLET CENTER PROPERTY]

                              EXHIBIT D-1  -  D-3

          [DESCRIPTION OF HEMPSTEAD, TRI CITIES AND TUPELO PROPERTIES]

                                   EXHIBIT E

                        LIST OF REMIC OUTLOT PROPERTIES


Arcadia, LA
Crossville, TN
Hanson, KY
La Marque, TX
Union City, TN
West Frankfort, IL

                              EXHIBIT E-1  -  E-6

                   [DESCRIPTION OF REMIC OUTLOT PROPERTIES]

                                   EXHIBIT F

                               ESCROW PROVISIONS

     Investment and Use of Funds.  The Title Company shall invest the Deposit in
     ---------------------------
government insured interest-bearing accounts satisfactory to Konover and Buyer, shall not commingle the Deposit with any funds of the Title Company or others, and shall promptly provide Konover and Buyer with confirmation of the investments made. If the Closing under this Agreement occurs, the Deposit shall be applied at Closing to the Purchase Price due at Closing. Provided such supplemental escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time, Seller and Buyer agree to execute such supplemental escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement.

     Termination Within Review Period.  If  Buyer delivers a Termination Notice
     --------------------------------
pursuant to Section 4, Title Company shall pay the entire Deposit to Buyer one
            ---------
Business Day following receipt of the Termination Notice from Buyer and this Agreement shall thereupon terminate. No notice to Title Company from Sellers shall be required for the release of the Deposit to Buyer by Title Company. The Deposit shall be released and delivered to Buyer from Title Company upon Title Company's receipt of the Termination Notice despite any objection or potential objection by Sellers. Sellers agree they shall have no right to bring any action against Title Company which would have the effect of delaying, preventing, or in any way interrupting Title Company's delivery of the Deposit to Buyer pursuant to this paragraph, any remedy of Sellers being against Buyer, not Title Company.

     Other Terminations.  Upon a termination of this Agreement other than as
     ------------------
described in Section 4, either party to this Agreement may give written notice
             ---------
to the Title Company and the other party of such termination and the reason for such termination. Such request shall also constitute a request for the release of the Deposit to the terminating party. Upon receipt, the Title Company shall send a copy of the termination and request for release to the non-terminating party. The non-terminating party shall then have five (5) Business Days from receipt of the Title Company's notice in which to object in writing to the release of the Deposit to the terminating party. If the non-terminating party provides such an objection, then the Title Company shall retain the Deposit until it receives written instructions executed by both Sellers and Buyer as to the disposition and disbursement of the Deposit, or until ordered by final court order, decree or judgment, which is not subject to appeal, to deliver the Deposit to a particular party, in which event the Deposit shall be delivered in accordance with such notice, instruction, order, decree or judgment.

     Interpleader.  Except as specifically provided above, Sellers and Buyer
     ------------
mutually agree that in the event of any controversy regarding the Deposit, unless mutual written instructions are received by the Title Company directing the Deposit's disposition, the Title Company shall not take any action, but instead shall await the disposition of any proceeding relating to the Deposit or, at the Title Company's option, the Title Company may interplead all parties and deposit the Deposit with a court of competent jurisdiction in which event the Title Company may recover all of its court costs and reasonable attorneys' fees. Sellers or Buyer, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Title Company.

     Liability of Title Company.  The parties acknowledge that the Title Company
     --------------------------
is acting solely as a stakeholder at their request and for their convenience, that the Title Company shall not be deemed to be the agent of any of the parties, and that the Title Company shall not be liable to any of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Sellers or Buyer resulting from the Title Company's mistake of law respecting the Title Company's scope or nature of its duties.

     Escrow Fee.  The escrow fee, if any, charged by the Title Company for
     ----------
holding the Deposit or conducting the Closing shall be shared equally by Sellers and Buyer.

                                   EXHIBIT G
                                   ---------

                  LIST OF STRUCTURAL AND ENVIRONMENTAL REPORTS
                  --------------------------------------------

                                   EXHIBIT H
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

___________________
___________________
___________________
___________________
___________________


Re:  Lease dated _____________, ____, ("Lease") between ______________________
     ("Landlord") and ______________________ ("Tenant") covering approximately ______ square feet (the "Premises") in the ______________ (the "Property")

Gentlemen:

     The undersigned, as Tenant under the Lease, hereby certifies to you as follows:

     1. A true and correct [copy of the Lease/ description of the Lease documents] is attached hereto as Exhibit A. The Lease is in full force and
                                 ---------
effect and has not been modified, amended, supplemented, guaranteed, assigned or sublet except [as set forth on Exhibit A/as follows:
_____________________________________________________________________________]


     2. All tenant work in the Premises has been completed in accordance with the terms of the Lease. The term of the Lease has commenced; Tenant has accepted possession of the Premises; Tenant now occupies all parts of the Premises and is open for business.

     3. The commencement date of the Lease is ______________ and the termination date of the Lease term is _____________. The Lease provides for no further right of extension except as provided for in Section ____ of the Lease, with _______ options to renew for a period of _____ years each.

     4. The current fixed monthly rent payable under the Lease is $_________. The current fixed monthly rent payable under the Lease during the current term escalates as follows _______________. Percentage rent is computed as an amount equal to ________ percent of gross sales in excess of a base of $________ per square foot per year.

     5. The fixed monthly rent, the monthly payments on account of additional rent and all other charges due under the Lease have been paid through __________________, and Tenant is paying such rent on a current basis. There are no concessions including, without limitation, free rent and tenant improvement allowances, owed by Landlord to Tenant.

     6. Tenant has no claim to, or any basis for a claim for, any adjustment to the fixed annual rent or any additional rent.

     7. Tenant has no right to lease additional space in the Property, no right of first refusal or option to terminate, except pursuant to Section ____ of the Lease.

     8. Tenant has no right of first refusal or other option to purchase the Property.

     9. There are no (a) rental offsets, (b) claims or (c) defenses to the enforcement of any of the agreements, terms, covenants or conditions of the Lease on Tenant's part to be performed.

     10. There are no other agreements or understandings between current Landlord and Tenant, except as indicated above. The undersigned will not amend or modify the Lease without the prior written consent of the new owner.

     11. Tenant has deposited with Landlord the sum of $_________ as security for due performance of its obligation under the terms of the Lease, and has paid $_______ for ____ months' advance rental.

     12. As of the date hereof, there is no default or breach on the part of the Landlord under any covenant, condition or agreement contained in the Lease, nor , to Tenant's knowledge, does there exist any condition which, with the passage of time or giving of notice, would become a default under the terms of the Lease.

     13.  Tenant knows of no commission payable with regard to the Lease.

     14. Tenant will attorn to the buyer of the Property as successor Landlord under the Lease.

     15. The person executing this certification is duly authorized to execute the same on behalf of the Tenant and the certificate shall be binding on the Tenant, its (their) heirs, successors and assigns.

     16. This certificate is given to Landlord, any prospective purchaser of the Property and any prospective lender and may be relied on by Landlord, any prospective purchaser of the Property, and any prospective lender, and their respective successors and assigns.


     Dated this _____ day of __________, 2001.


              TENANT: __________________________

                                   EXHIBIT J
                                   ---------

                              DECLARANT ESTOPPEL
                              ------------------

                                   EXHIBIT K
                                   ---------

                   ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
                   -----------------------------------------

                                   EXHIBIT L

                                 BILL OF SALE

     Concurrently with the execution and delivery hereof, KPT PROPERTIES, L.P., a Delaware limited partnership, doing business in North Carolina as KPT Properties Limited Partnership ("Assignor"), is conveying to CPG Partners, L.P.,
                                 --------
a Delaware limited partnership] ("Assignee"), by special warranty deed (the
                                  --------
"Deed") that certain real property located in ____________ _________________
-----
(the "Property"), being more particularly described on Exhibit A attached to the
      --------                                         ---------
Deed.

     It is the desire of Assignor to hereby assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to any and all of the personal property described in Schedule 1 attached hereto (all of such
                                   ----------
properties and assets being collectively called the "Personal Property").  It is
                                                     -----------------
the desire and intent of Assignee to accept said transfer and assignment subject to the terms and conditions hereof and the terms and conditions contained in the Agreement for Sale dated July __, 2001 among Assignor, Assignee and others.

     NOW THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, SELL, TRANSFER, SET OVER and DELIVER to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Personal Property, and Assignee does hereby assume and agree to perform all of the duties, obligations and responsibilities of Assignor with respect to the Personal Property arising from and after the date hereof.

     IN WITNESS WHEREOF, Assignor has caused this Bill of Sale to be executed the ___ day of __________, 2001.


                                          KPT PROPERTIES, L.P.,
                                          a Delaware limited partnership, doing
                                          business in North Carolina as KPT
                                          PROPERTIES LIMITED PARTNERSHIP

                                          By:  Konover Property Trust, Inc.,
                                               a Maryland corporation
                                               its General Partner

                                          By:

                                          ____________________________
                                          Name:
                                          Title:

                                 SCHEDULE 1 TO

                                 BILL OF SALE

                        [SCHEDULE OF PERSONAL PROPERTY]

                                   EXHIBIT M

                      ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the "Assignment") is made as of
                                                    ----------
the ___ day of ____________, 2001, from KPT PROPERTIES, L.P., a Delaware limited partnership, doing business in North Carolina as KPT PROPERTIES LIMITED PARTNERSHIP ("Seller") to [CPG Partners, L.P., a Delaware limited partnership]
              ------
("Buyer").
  -----

                                    RECITALS

     A. Seller and Buyer entered into that certain Agreement For Sale dated as of ___________, 2001 (the "Agreement") whereby Buyer agreed to acquire from
                           ---------
Seller ertain real property described in Exhibit A attached hereto (the
                                         ---------
"Property"), along with certain improvements and personal property built or to
 --------
be built thereon (collectively, the "Project").
                                     -------

     B. Seller is the landlord under certain leases (collectively, the "Leases"), affecting all or a portion of the Property, the originals having been
 ------
delivered to Buyer, listed in the tenant lease summary attached as Exhibit B
                                                                   ---------
hereto.

     C. As a condition to purchasing the Project, Buyer has required that Seller enter into this Agreement.


                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Seller hereby assigns to Buyer, its successors and assigns, all of the right, title and interest of Seller in and to the Leases, and any security deposits (including accrued interest thereon) and all advance rentals plus any interest to which tenants may be entitled, and Buyer assumes and agrees to perform all of the obligations of Seller as landlord thereunder from and after the date hereof.

     2.  This Assignment may be executed in counterparts.

     3. This Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns and the parties hereto. Seller does hereby agree to defend, indemnify and hold harmless Buyer, against any cost, liability, loss, expense or damage incurred in connection with any bona fide claims as to the invalidity of this Assignment or the assignment of interests evidenced hereby by any person claiming by, through or under Seller.

     4. This Assignment shall be governed by and construed in accordance with the laws of the State of __________________.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and

                    SELLER:  KPT PROPERTIES, L.P.,
                    a Delaware limited partnership,
                    doing business in North Carolina as
                    KPT PROPERTIES LIMITED PARTNERSHIP

                          By:  Konover Property Trust, Inc.,
                               a Maryland corporation
                               its General Partner


                               By: ___________________________
                                   Name:
                                   Title:

                    BUYER:     [CPG PARTNERS, L.P.
                               a Delaware limited partnership]


                          By:  _________________________________
                               Name:
                               Title:

                                   EXHIBIT A

                    TO ASSIGNMENT AND ASSUMPTION OF LEASES

                              [LEGAL DESCRIPTION]

                                   EXHIBIT B

                     TO ASSIGNMENT AND ASSUMPTION OF LEASE

                            [TENANT LEASE SUMMARY]

                    [TO BE FURNISHED BY SELLER AT CLOSING]

                                   EXHIBIT N

                ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
                -----------------------------------------------
                         WARRANTIES AND GUARANTIES AND
                         -----------------------------
                           OTHER INTANGIBLE PROPERTY
                           -------------------------

     THIS ASSIGNMENT is made and entered into as of the ___ day of _________, 2001, by KPT PROPERTIES, L.P., a Delaware limited partnership doing business in North Carolina as KPT PROPERTIES LIMITED PARTNERSHIP ("Assignor") to [CPG
                                                       --------
PARTNERS, L.P., a Delaware limited partnership] ("Assignee").
                                                  --------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Assignor and Assignee agree as follows:

     1. Assignor hereby assigns and transfers unto Assignee all of its transferable right, title, claim and interest in and under:

          a)  All of the warranties and guaranties set forth in Schedule 1
                                                                ----------
attached hereto, made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on any part of that certain real property described in Exhibit A attached hereto (the
                                                ---------
"Property");
---------

          b) All of the intangible personal property owned by Seller, if any, and related to the Property, including, without limitation: all trade names and trade marks associated with the Property, including Seller's rights and interests, if any, in the name ["____________"]; all contract rights related to the construction, operation, ownership or management of the Property; and all governmental permits, approvals and licenses related to the Property, as described in Schedule 2 attached hereto; and
             ----------

          c) All of the service contracts, leases, licenses and other agreements relating to the Property listed on Schedule 3 attached hereto.
                                              ----------

     2. Assignee hereby assumes all of the duties, obligations and liabilities of Assignor in and under the items described above, accruing or to be performed from and after the date hereof.

     3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their successors in interest and assigns.

     4.   This Assignment may be executed in counterparts.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.



     ASSIGNOR:      KPT PROPERTIES, L.P.,
                    a Delaware limited partnership, doing business in North
                    Carolina as KPT PROPERTIES LIMITED PARTNERSHIP

                    By:  Konover Property Trust, Inc.,
                         a Maryland corporation
                         its General Partner


                    By:  ___________________________
                         Name:
                         Title:

     ASSIGNEE:      [CPG PARTNERS, L.P., a Delaware limited partnership]


                    By:  _____________________
                    Name:
                    Title:

                                   EXHIBIT A

               TO ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

                              [LEGAL DESCRIPTION]

                                  SCHEDULE 1

               TO ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

                          [WARRANTIES AND GUARANTIES]

                    [TO BE FURNISHED BY SELLER AT CLOSING]

                                  SCHEDULE 2

               TO ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

                        [INTANGIBLE PERSONAL PROPERTY]

                                  SCHEDULE 3

               TO ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

          [SERVICE CONTRACTS, LEASES, LICENSES AND OTHER AGREEMENTS]

                                   EXHIBIT O
                                   ---------

                              BUYER'S CERTIFICATE
                              -------------------

                                   EXHIBIT P
                                   ---------

                              WELCOME ASSIGNMENT
                              ------------------

                                   EXHIBIT Q
                                   ---------

                               NOTICE TO TENANTS
                               -----------------

___________________
___________________
___________________


     Re:  __________________________________

Dear Tenant:

     This letter will serve as legal notice, as further described in your lease, of the changes to the ownership and management company for the referenced property.

     The property was purchased by [CHELSEA PROPERTY GROUP, INC., a Delaware corporation,] from KPT Properties, L.P. [CHELSEA PROPERTY GROUP, INC. replaces KPT Properties, L.P.] as the legal Landlord for the property.

     Effective immediately the property will be managed by ______________________ ______________________________________. All payments, notices, etc. of any kind are to be addressed to:

          ______________________
          ______________________
          ______________________

     If you have any questions or require further information regarding this transition or the property in general, please call _______________________ at (___) _______________.


                                        Sincerely,


                                        ________________________

                                   EXHIBIT R
                                   ---------

                             SELLERS' CERTIFICATE
                             --------------------

                                   EXHIBIT S
                                   ---------

                       CERTIFICATE OF NON-FOREIGN STATUS
                       ---------------------------------

                    (A) Section 1445 of the Internal Revenue Code provides that a transferee must withhold tax if the transferor is a foreign person.

                    (B) In order to inform [CHELSEA PROPERTY GROUP, INC., a Delaware corporation,] that withholding of tax is not required upon disposition of a U.S. real property interest located in [_____________________], by KPT PROPERTIES, L.P., a Delaware limited partnership, doing business in the State of North Carolina as KPT Properties Limited Partnership ("Transferor"), the
                                                       ----------
undersigned hereby certifies and declares by means of this certificate the following on behalf of the Transferor.

          A. The Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations).

          B.  The Transferor's employer identification number is: ____________

          C. The Transferor's office address is: c/o Konover Property Trust, Inc., 3434 Kildaire Farm Road, Suite 200, Raleigh, NC 27606.

                    (C) The Transferor understands that this certificate may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained in this certificate may be punished by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete. I further declare that I have authority to sign this document on behalf of the Transferor.

     EXECUTED in Wake County, State of North Carolina, on the ___ day of ____________, 2001.

     TRANSFEROR:  KPT PROPERTIES, L.P., a Delaware limited partnership, doing business in North Carolina as KPT PROPERTIES LIMITED
                  PARTNERSHIP

                  By:  Konover Property Trust, Inc.,
                  a Maryland corporation
                  Its General Partner

                  By: ________________________________________
                      Name:
                      Title:

                                  EXHIBIT T-1
                                  -----------

                                TENANT DEFAULTS
                                ---------------

                                  EXHIBIT T-2
                                  -----------

                               LANDLORD DEFAULTS
                               -----------------

                                  EXHIBIT T-3
                                  -----------

                        OUTSTANDING TENANT OBLIGATIONS
                        ------------------------------

                                   EXHIBIT U
                                   ---------

                               CONTRACT DEFAULTS
                               -----------------

                                   EXHIBIT V
                                   ---------

                    OUTSTANDING OPTIONS AND PURCHASE RIGHTS
                    ---------------------------------------


          The rights granted to Welcome KPT LLC, Welcome Hotels, Inc., and other
--------------------------------------------------------------------------------
parties pursuant to the documents referenced in the Welcome Assumption, relating
--------------------------------------------------------------------------------
to a parcel of land of approximately 2.5 acres constituting a part of the
-------------------------------------------------------------------------
MacGregor Shopping Center in Cary, NC.
--------------------------------------

                                   EXHIBIT W
                                   ---------

                          NOTICES OF PENDING ACTIONS
                          --------------------------

                                   EXHIBIT X
                                   ---------

                    [FORM OF LAS VEGAS PURCHASE AGREEMENT]
                    --------------------------------------

                                   EXHIBIT Y
                                   ---------

                             LIST OF VF PROPERTIES
                             ---------------------


Arcadia, LA
Corsicana, TX
Hanson, KY
Hempstead, TX
Iowa, LA
Livingston, TX
Mineral Wells, TX
Tucson, AZ
Tupelo, MS
Union City, TN
West Frankfort, IL

                                  EXHIBIT AA
                                  ----------

                           LIST OF PERSONAL PROPERTY
                           -------------------------

                                  EXHIBIT BB
                                  ----------

           FORM OF ASSIGNMENT AND ASSUMPTION OF RECIPROCAL EASEMENT
           --------------------------------------------------------
                                  AGREEMENTS
                                  ----------

                                  EXHIBIT CC
                                  ----------

                             NOTICES OF VIOLATIONS
                             ---------------------

                                  EXHIBIT DD
                                  ----------

                              TENANT BANKRUPTCIES
                              -------------------